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                                                                    EXHIBIT 10.7


                       MASTER LOAN AND SECURITY AGREEMENT

           Master Loan and Security Agreement No. S7020, dated November 19, 1998

FINOVA TECHNOLOGY FINANCE, INC. ("we," "us" or "FINOVA") is willing to make a loan (the "Loan") to ANTIGENICS, LLC ("you" or "Borrower") under the terms and conditions contained in this Master Loan and Security Agreement (this "Master Agreement"). The Loan will be secured by the Collateral described in any schedule to this Agreement (a "Schedule"). The Collateral also includes any replacement parts, additions and accessories that you may add to the Collateral, as well as any proceeds of sale, lease or rental of the Collateral. We may treat any Schedule as a separate loan and security agreement containing all of the provisions of this Loan and Security Agreement.

1.         THE CREDIT

We may make the Loan in more than one advance (an "Advance", each of which shall be evidenced by a "Schedule"). All of the Schedules, taken together, will make up the Loan. We will only make the Loan to you if all the conditions in this Master Agreement have been met to our satisfaction. We will rely on your representations and warranties, contained in this Master Agreement, in making the Loan. The terms of this Agreement will each apply to the Loan.

- USE OF PROCEEDS. You will use the proceeds of the Loan to pay for the Collateral. We may pay the Supplier (whom you have chosen) of the Collateral directly from the Loan proceeds. The Supplier will deliver the Collateral to you at your expense. You will properly install the Collateral at your expense at the location(s) indicated in the Schedule. If you have already paid for the Collateral, we will pay the Loan proceeds to you or to another person that you may designate in writing.

- NOTES. Your obligation to repay the Loan and to pay interest on the Loan will be evidenced by Notes. Each Note will be dated the date of the Schedule to which the Advance evidenced by the Note is related.

- TERM. The Term of each Schedule (and the related Advance) begins upon the date that we make payment for the Collateral covered under each Schedule (the "Closing Date"). The Term continues until you fully perform all of your obligations under this Agreement and each Schedule and the related Note(s) If the Collateral is not delivered, installed and accepted by you by the date indicated in the Schedule, we may terminate this Agreement and the Schedule as to the Collateral that was not delivered, installed and accepted by giving you 10 days written notice of termination.

- LOAN ACCOUNT. We will keep a loan account on our books and records (which are computerized) for the Loan. We will record all payments of principal and interest in the loan account. Unless the entries in the loan account are clearly in error, the loan account will definitively indicate the outstanding principal balance and accrued interest on the Loan. We may send you loan account statements from time to time or upon your request.




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-     PAYMENTS. The scheduled loan payments (the "Payments") are indicated on the Schedule. The Payments are payable periodically as specified on the Schedule from time to time (for example, monthly). The Schedule also indicates whether the Payments are payable "in advance" or "in arrears." You agree that you owe us the total of all of these Payments over the Term of the Schedule.

- FIRST PAYMENT. The first Payment is due at the beginning of the Term or at a later date that we agree to in writing. Subsequent Payments are due on the thirtieth day of each successive period (except the next following period if Payments are payable in arrears) until you pay us in full all of the Payments and any other charges or expenses you owe us.

- INTEREST. Prior to maturity of a Schedule, you will pay us interest on each Schedule at the Interest Rate indicated in the Schedule. "Maturity" means the scheduled maturity or any earlier date on which we accelerate the Loan. The Payment amount indicated in the Schedule includes interest at this Interest Rate. Interest is calculated in advance using a year of 360 days with twelve months of 30 days.

- DEFAULT INTEREST RATE. After Maturity of the Loan you will pay us interest at a rate of four (4%) percent per year above the Interest Rate. This is referred to as the "Default Rate."

- INTERIM PAYMENT. If an Advance is made on a day other than the thirtieth or thirty-first day of a period, you will also pay us an interim Payment on the first Payment date. The interim Payment will be for the period from the beginning of the Term until the twenty-ninth day of the period in which the Advance is made, unless the Advance is made on the thirty-first day of a period. If the Advance is made on the thirty-first day of a period, the interim Payment will be for the period from the beginning of the Term through and including the twenty-ninth day of the next following period. The Interim Payment will be calculated the same way as the regular Payments but pro rata on a daily basis for the number of days for which the interim Payment is due.

- USURY. You and we intend to obey the law. If the Interest Rate charged would exceed the maximum legal rate, you will only have to pay the maximum legal rate. You do not have to pay any excess interest over and above the maximum legal rate of interest. However, if it later becomes legal for you to pay all or part of any excess interest, you will then pay it to us upon our request.

- PAYMENT DETAILS. You will make all payments due under this Master Agreement by 12:00 P.M., Connecticut time, on the day they are due. You will make all payments in US Dollars (US$) in immediately available funds. We do not have to make or give "presentment, demand, protest or notice" to get paid. You waive "presentment, demand, protest and notice."

- APPLICATION OF PAYMENTS. Each payment under this Master Agreement is to be applied in the following order: first, to any fees, costs, expenses and charges you may owe us; second, to any interest due; and third to the principal balance.



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-     PREPAYMENT. You may not prepay the Loan, in whole or in part, unless this is specifically permitted by Exhibit A to this Agreement. If prepayment is permitted by Exhibit A to this Master Agreement, you will give us at least 30 days advance written notice of prepayment. You will pay us the prepayment premium indicated in the Schedule(s). You will also pay us all accrued and unpaid interest through the date of prepayment, as well as all outstanding fees, costs, expenses and charges then due. Of course, you will also pay the entire outstanding principal balance of the Loan. Once you give us a notice of prepayment, that notice is final and irrevocable. If we accelerate the Loan following an Event of Default, you will also owe us a prepayment premium calculated as if the Loan were prepaid on the date of acceleration. If no prepayment is permitted, the premium due upon acceleration will be five (5%) percent of the outstanding principal balance.

- YOUR OBLIGATION TO PAY US ALL PAYMENTS IS ABSOLUTE AND UNCONDITIONAL. YOU ARE NOT EXCUSED FROM MAKING THE PAYMENTS, IN FULL, FOR ANY REASON. YOU AGREE THAT YOU HAVE NO DEFENSE FOR FAILURE TO MAKE THE PAYMENTS AND YOU WILL NOT MAKE ANY COUNTERCLAIMS OR SETOFFS TO AVOID MAKING THE PAYMENTS.

2.         SECURITY INTEREST

- You grant us a security interest in the Collateral. The Collateral secures the full and timely payment and performance of all of your obligations to us and to FINOVA Capital Corporation under this Master Agreement and any other agreement, loan or lease that you may have with us or FINOVA Capital Corporation (the "Obligations"). You also grant us a security interest in any additional collateral identified in any Schedule. Any additional collateral is considered to be "Collateral" and it secures all of the Obligations.

- If we request, you will put labels supplied by us stating "PROPERTY OF FINOVA" on the Collateral where they are clearly visible.

- You give us permission to add to this Master Agreement or any Schedule the serial numbers and other information about the Collateral.

- You give us permission to file this Master Agreement or a Uniform Commercial Code financing statement, at your expense, in order to perfect our security interest in the Collateral. You also give us permission to sign your name on the Uniform Commercial Code financing statements where this is permitted by law.

- You will pay our cost to do searches for other filings or judgments against you or your affiliates. You will also pay any filing, recording or stamp fees or taxes resulting from filing this Agreement or a Uniform Commercial Code financing statement. You will also pay our fees in effect from time to time for documentation, administration and Termination of this Master Agreement.


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-     At your expense, you will defend our first priority security interest in the Collateral against, and keep the Collateral free of, any legal process, liens, other security interests, attachments, levies and executions. You will give us immediate written notice of any legal process, liens, attachments, levies or executions, and you will indemnify us against any loss that results to us from these causes.

- You will notify us at least 15 days before you change the address of your principal executive office.

- You will promptly sign and return additional documents that we may request in order to protect our first priority security interest in the Collateral.

- The Collateral is personal property and will remain personal property. You will not incorporate it into real estate and will not do anything that will cause the Collateral to become part of real estate or a fixture.

3.         CONDITIONS OF LENDING

- See our Commitment Letter to you dated November 16, 1998, which you and we consider to be a part of this Master Agreement. The terms and conditions of the Commitment Letter continued following the making of the first Advance. However, if there is a conflict between the terms and conditions of this Master Agreement, any schedule or any Note and the terms and conditions of the Commitment Letter, then you and we agree that the terms and conditions of this Agreement, the Schedules and the Notes control over the Commitment Letter terms and conditions.

- Before we disburse any proceeds of any Advance, we also require the following:

* That no payment is past due to us under any other agreement, loan or lease that you or any guarantor have with us or with FINOVA Capital Corporation.

* That we have received all the documents we requested, including the signed Schedule, Note and Delivery and Acceptance Certificate.

* that there has been no material adverse change in your financial condition, business, operations or prospects, or that of any guarantor, from the financial condition that you disclosed to us in your application for credit.

4.         REPRESENTATIONS AND WARRANTIES

You represent and warrant to us as follows:

- All financial information and other information that you or any guarantor have given us is true and complete. You or any guarantor have not failed to tell us anything that would make the financial information misleading. There has been no material adverse change in your financial condition, business, operations or prospects, or the financial condition of any guarantor, or the financial condition of any guarantor, from the financial condition that you disclosed to us in your application for credit.


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-     You have supplied us with information about the Collateral. You promise to us that the amount of our Advance as to each item of Collateral is no more than the fair and usual price for this kind of Collateral, taking into account any discounts, rebates and allowances that you or any affiliate of yours may have given for the Collateral.

- You have complied with all "environmental laws" and will continue to comply with all "environmental laws." No "hazardous substances" are used, generated, treated, stored or disposed of by you or at your properties except in compliance with all environmental laws. "Environmental laws" mean all federal, state or local environmental laws and regulations, including the following laws: CERCLA, RCRA, Hazardous Materials Transport Act and The Federal Water Pollution Control Act. "Hazardous substances" means all hazardous or toxic wastes, materials or substances, as defined in the environmental laws, as well as oil, flammable substances, asbestos that is or could become friable, urea formaldehyde insulation, polychlorinated biphenyls and radon gas.

- You have taken all action necessary including but not limited to due inquiry and due diligence to assure that there will be no material adverse change to your business by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999.

5.         COVENANTS

You agree to do the following things (or not to do the following things if so stated) until full payment of all amounts due to us under this Agreement, the Schedules and the Notes:

CARE, USE, LOCATION AND ALTERATION OF THE COLLATERAL

- You will make sure that the Collateral is maintained in good operating condition, and that it is serviced, repaired and overhauled when this is necessary to keep the Collateral in good operating condition. All maintenance must be done according to the Supplier's or Manufacturer's requirements or recommendations. All maintenance must also comply with any legal or regulatory requirements.

- You will maintain service logs for the Collateral and permit us to inspect the Collateral, the service logs and service reports. You give us permission to make copies of the service logs and service reports.

- We will give you prior notice if we, or our agent, want to inspect the Collateral or the service logs or service reports. We may inspect it during regular business hours. You will pay our travel, meals and lodging costs to inspect the Collateral, but only for one inspection ear. If we find during an inspection that you are not complying with this Master Agreement, you will pay our travel, meals and lodging costs, our salary costs, and the costs and fees of our agents for reinspection. You will promptly cure any problems with the Collateral that are discovered during our inspection.



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-     You will use the Collateral only for business purposes. You will obey all legal and regulatory requirements in your use of the Collateral.

- You will make all additions, modifications and improvements to the Collateral that are required by law or government regulation. Otherwise, you will not alter the Collateral without our written permission. You will replace all worn, lost, stolen or destroyed parts of the Collateral with replacement parts that are as good or better than the original parts. The new parts will become subject to our security interest upon replacement.

- You will not remove the Collateral from the location indicated in the Schedule without our written permission.

YEAR 2000 COMPLIANT

- You shall take all action necessary including but not limited to due inquiry and due diligence with critical business partners to assure that there will be no material adverse change to your business by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999. At our request, you shall provide to us assurance reasonably acceptable to us that your computer-based systems, embedded microchips and other processing capabilities are year 2000 compatible.

RISK OF LOSS

- You have the complete risk of loss or damage to the Collateral. Loss or damage to the Collateral will not relieve you of your obligation to make the Payments.

- If any Collateral is lost or damaged, you have two choices (although if you are in default under this Master Agreement, we and not you will have the two choices). The choices are:

(1) Repair or replace the damaged or lost Collateral so that, once again, the Collateral is in good operating condition and we have a perfected first priority security interest in it.

(2) Pay us the present value (as of the date of payment) of the remaining Payments. We will calculate the present value using a discount rate of five (5%) percent per year. Once you have paid us this amount and any other amount that you may owe us, we will release our security interest in the damaged or lost Collateral and you (or your insurer) may keep the Collateral for salvage purposes, on an "AS IS WHERE IS" basis.

INSURANCE

- Until you have made all Payments to us under this Master Agreement, the Schedules and the Notes, you will keep the Collateral insured. The amount of insurance, the coverage, and the insurance company must be acceptable to us.

- If you do not provide us with written evidence of insurance that is acceptable to us, we may buy the insurance ourselves, at your expense. You will promptly pay us the cost of this




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      insurance. We have no obligation to purchase any insurance. Any insurance that we purchase will be our insurance, and not yours.

- Insurance proceeds may be used to repair or replace damaged or lost Collateral or to pay us the present value of the Payments, as provided above.

- You appoint us as your "attorney-in-fact" to make claims under the insurance policies, to receive payments under the insurance policies, and to endorse your name on all documents, checks or drafts relating to insurance claims for Collateral.

TAXES

- You will pay all sales, use, excise, stamp, documentary and ad valorum taxes, license, recording and registration fees, assessments, fines, penalties and similar charges imposed on the ownership, possession, use, lease or rental of the equipment or on the Loan.

- You will pay all taxes (other than our federal or state net income taxes) imposed on your or on us regarding the Payments.

-     You will reimburse us for any of these taxes that we pay or advance.

-     You will file and pay for any personal property taxes on the Collateral.

FINANCIAL STATEMENTS

- During the Term you will promptly give copies of any filings you make with the Securities and Exchange Commission (SEC). You and any guarantor will also provide us with the following financial statements:

* Quarterly balance sheet and statements of earnings and cash flow - within 45 days after the end of your first three fiscal quarters in each fiscal year. These will be certified by the chief financial officer. You will also deliver to us, together with your quarterly financial statements, a certificate executed by your chief financial officer, to the effect that since the date of the previous certificate delivered to us, there has been no default under this Master Agreement or, if the same cannot be so certified, the reasons surrounding the same.

* Annual balance sheet and statements of earnings and cash flow - within 90 days after the end of each fiscal year. These will be audited by independent auditors acceptable to FINOVA. Their audit report must be unqualified.

These financial statements will be prepared according to generally accepted accounting principles, consistently applied.

All financial statements and Sec filings that you or any guarantor provide us will be true and complete. They will not fail to tell us anything that would make them misleading.



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6.         DEFAULTS

You are in default if any of the following happens:

- You do not pay us, when it is due or within seven (7) days thereafter, any payment or other payment that you owe us under this Master Agreement, any Schedule, Note or that you owe us under this Master Agreement, any Schedule, Note or that you owe under any other agreement, loan or lease that you have with us or with FINOVA Capital Corporation.

- Any of the financial information that you give us is not true and complete in all material respects, or you fail to tell us anything that would make the financial information misleading in any material respect.

- You do something you are not permitted to do, or you fail to do anything that is required of you, under this Master Agreement, any schedule or nay other lease, loan or other financial arrangement that you have with us.

- An event or default occurs for any other lease, loan or obligation of yours (or any guarantor) that exceeds $50,000.

- You or any guarantor file bankruptcy, or involuntary bankruptcy is filed against you or any guarantor.

- You or any guarantor are subject to any other insolvency proceeding other than bankruptcy (for example, a receivership action or an assignment for the benefit of creditors).

- Without our permission, you or any guarantor sell all or a substantial part of its assets, merge or consolidate, or a majority of your voting stock or interests (or any guarantor's voting stock or interests) is transferred.

- There is a material adverse change in your financial condition, business or operations, or that of any guarantor, from the condition that you disclosed to us in your application for credit.

REMEDIES, DEFAULT INTEREST, LATE FEES

If you are in default we may exercise one or more of our "remedies." Each of our remedies is independent. We may exercise any of our remedies, all of our remedies or none of our remedies. We may exercise them in any order we choose. Our exercise of any remedy will not prevent us from exercising any other remedy or be an "election of remedies." If we do not exercise a remedy, or if we delay in exercising a remedy, this does not mean that we are forgiving your default or that we are giving up our right to exercise the remedy. Our remedies allow us to do one or more of the following:

- "Accelerate" this Loan balance under any or all Notes. This means that we may require you to immediately pay us all Payments for the entire Term for any or all Schedules.

- Require you to immediately pay us all amounts that you are required to pay us for the entire Term of any other agreements, loans or leases that you have with us.



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-     Sue you for all Payments and other amounts you owe us plus the Prepayment
      Premium (see Section 1 above).

- Require you at your expense to assemble the Collateral at a location we request in the Untied States of America.

Remove and repossess the Collateral from where it is located, without demand or notice, or make the Collateral inoperable. We have your permission to remove any physical obstructions to removal of the Collateral. We may also disconnect and separate all Collateral from other property. No court order, court hearing or "legal process" will be required for us to repossess the Collateral. You will not be entitled to any damages resulting form removal or repossession of the Collateral. We may use, ship, store, repair or lease any Collateral that we repossess. We may sell any repossessed Collateral at private or public sale. You give us permission to show the Collateral to buyers at your location free of charge during normal business hours. If we do this, we do not have to remove the Collateral from your location. If we repossess the Collateral and sell it we will give you credit for the net sale price, after subtracting our costs of repossessing and selling the Collateral. If we rent the Collateral to somebody else, we will give you credit for the net rent received, after subtracting our costs of repossessing and renting the Collateral, but the credit will be discounted to present value using a discount rate equal to the Default Rate. The credit will be applied against what you owe us under this Master Agreement, the Schedules, the Notes and any other agreements, loans or leases that you have with us. If the credit exceeds the amount you owe under this Master Agreement, the Schedule, the Notes and any other agreements, loans or leases that you have with us, we will refund the amount of the excess to you.

- Return conditions: Following an Event of Default, at our request you will return the Collateral, freight and insurance prepaid by you, to us at a location we request in the United States of America. It will be returned in good operating condition, as required by Section 5 above. The Collateral will not be subject to any liens when it is returned. All advertising insignia will be removed and the finish will be painted or blended so that nobody can see that advertising insignia used to be there.

* You will pack or crate the Collateral for shipping in the original containers, or comparable ones. You will do this carefully and follow all recommendations of the Supplier and the Manufacturer as to packing or crating.

* You will also return to us the plans, specifications, operating manuals, software documentation, discs, warranties and other documents furnished by the Manufacturer or Supplier. You will also return to us all service logs and service reports, as well as all written materials that you may have concerning the maintenance and operation of the Collateral.

* At our request, you will provide us with up to 60 days free storage of the Collateral at your location, and will let us (or our agent) have access to the Collateral in order to inspect it and sell it.

* You will pay us what it costs us to repair the Collateral if you do not return it in the required condition.



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You will also pay us for the following:

- All our expenses of enforcing our remedies. This includes all our expenses to repossess, store, ship, repair and sell the Collateral.

-     Our reasonable attorney's fees and expenses.

- Default interest on everything you owe us from the date of your default to the date on which we are paid in full at the Default Rate.

You realize that the damages we could suffer as a result of your default are very uncertain. This is why we have agreed with you in advance on the Default Rate to be used in calculating the payments you will owe us if you default. You agree that, for these reasons, the payments you will owe us if you default are "agreed" or "liquidated" damages. You understand that these payments are not "penalties" or "forfeitures."

LATE FEES. You will pay us a late fee whenever you pay any amount that you owe us more than ten (10) days after it is due. You will pay the late fee within one month after the late Payment was originally due. The late fee will be five (5%) percent of the late Payment. If this exceeds the highest legal amount we can charge you, you will only be required to pay the highest legal amount. The late fee is intended to reimburse us for our collection costs that are caused by late Payment. It is charged in addition to all other amounts you are required to pay us, including Default Interest.

7.         EXPENSES AND INDEMNITIES

PERFORMING YOUR OBLIGATIONS IF YOU DO NOT

- If you do not perform one or more of your obligations under this Master Agreement or a Schedule or Note, we may perform it for you. We will notify you in writing at least ten (10) days before we do this. We do not have to perform any of your obligations for you. If we do choose to perform them, you will pay us all of our expenses to perform them, you will pay us all of our expenses to perform the obligations. You will also reimburse us for any money that we advance to perform your obligations, together with interest at the Default Rate on that amount. These will be additional "Payments" that you will owe us and you will pay them at the same time that your next Payment is due.

- You will indemnify us, defend us and hold us harmless for any and all claims, expenses and attorney's fees concerning or arising from the Collateral, this Agreement, or any Schedule or Note, or your breach of any representation or warranty. It includes any claims concerning the manufacture, selection, delivery, possession, use, operation or return of the Collateral.

- This obligation of yours to indemnify us continues even after the Term is over.

8.         MISCELLANEOUS

WE MAY ASSIGN OR GRANT A SECURITY INTEREST IN THIS AGREEMENT, ANY SCHEDULE, ANY NOTE OR ANY PAYMENTS WITHOUT YOUR PERMISSION. THE



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PERSON TO WHOM WE ASSIGN IS CALLED THE "ASSIGNEE." THE ASSIGNEE WILL NOT HAVE
ANY OF OUR OBLIGATIONS UNDER THIS MASTER AGREEMENT. YOU WILL NOT BE ABLE TO RAISE ANY DEFENSE, COUNTERCLAIM OR OFFSET AGAINST THE ASSIGNEE.

AFTER ASSIGNMENT YOU MAY "QUIETLY ENJOY" THE USE OF THE COLLATERAL SO LONG AS YOU ARE NOT IN DEFAULT.

UNLESS YOU RECEIVE OUR WRITTEN PERMISSION, YOU MAY NOT ASSIGN OR TRANSFER YOUR RIGHTS UNDER THIS MASTER AGREEMENT OR ANY SCHEDULE. YOU ALSO ARE NOT ALLOWED TO LEASE OR RENT THE COLLATERAL OR LET ANYBODY ELSE USE IT UNLESS WE GIVE YOU OUR WRITTEN PERMISSION.

WE DID NOT MANUFACTURE OR SUPPLY THE COLLATERAL. WE ARE NOT A DEALER IN THE COLLATERAL. INSTEAD, YOU CHOSE THE COLLATERAL.

WE DO NOT MAKE ANY WARRANTY AS TO THE COLLATERAL. WE DO NOT MAKE ANY WARRANTY AS TO "MERCHANTABILITY" OR "SUITABILITY" OR "FITNESS FOR A PARTICULAR PURPOSE" OR "NONINFRINGEMENT" OF ANY PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHT.

WE WILL NOT BE RESPONSIBLE FOR ANY LOSS, DAMAGE, OR INJURY TO YOU OR ANYBODY ELSE AS A RESULT OF ANY DEFECTS, HIDDEN OR OTHERWISE, IN THE COLLATERAL UNDER "STRICT LIABILITY" LAWS OR ANY OTHER LAWS.

WE WILL NOT BE RESPONSIBLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, LOSS OF PROFITS OR GOODWILL.

If the Collateral is unsatisfactory, you will continue to pay us all Payments and other amounts you are required to pay us. You must seek repair or replacement of the equipment solely from the Manufacturer or Supplier and not from us. Neither the Manufacturer nor the Supplier is our "agent," so they cannot speak for us and they are not allowed to make any changes in this Master Agreement or any Schedule or Note, or give up any of our rights.

ACCEPTANCE BY FINOVA, GOVERNING LAW, JURISDICTION, VENUE, SERVICE OF PROCESS, WAIVER OF JURY TRIAL.


THIS MASTER AGREEMENT WILL ONLY BE BINDING WHEN WE HAVE ACCEPTED IT IN WRITING.

THIS MASTER AGREEMENT IS GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF ARIZONA (NOT INCLUDING THE "CHOICE OF LAW" DOCTRINE), THE STATE IN WHICH OUR OFFICE IS LOCATED IN WHICH FINAL APPROVAL OF THE TERMS OR CONDITIONS OF THIS MASTER AGREEMENT OCCURRED AND FROM WHICH DISBURSEMENT OF THE LOAN PROCEEDS WILL BE ORDERED. HOWEVER, IF THIS MASTER AGREEMENT IS UNENFORCEABLE UNDER ARIZONA LAW. IT



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WILL INSTEAD BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE COLLATERAL IS
LOCATED.

YOU MAY ONLY SUE US IN A FEDERAL OR STATE COURT THAT IS LOCATED IN MARICOPA COUNTY, ARIZONA. THIS APPLIES TO ALL LAWSUITS UNDER ALL LEGAL THEORIES, INCLUDING CONTRACT, TORT AND STRICT LIABILITY. YOU CONSENT TO THE PERSONAL JURISDICTION OF THESE ARIZONA COURTS. YOU WILL NOT CLAIM THAT MARICOPA COUNTY ARIZONA, IS AN "INCONVENIENT FORUM" OR THAT IT IS NOT A PROPER "VENUE."

WE MAY SUE YOU IN ANY COURT THAT HAS JURISDICTION. WE MAY SERVE YOU WITH PROCESS IN A LAWSUIT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO YOUR ADDRESS INDICATED AFTER YOUR SIGNATURE BELOW.

YOU AND WE EACH WAIVE ANY RIGHT YOU OR WE MAY HAVE TO A JURY TRIAL IN ANY LAWSUIT BETWEEN YOU AND US.

BOARD MEETINGS. You will provide us with the minutes of the meetings of your board of directors.

NOTICES. We may give you written notice in person, by mail, by overnight delivery service, or by fax. Notice will be sent to your address below your signature. Mail notice will be effective three (3) days after we mail with prepaid postage to the address stated. Overnight delivery notice requires a receipt and tracking number. Fax notice requires a receipt from the sending machine showing that it has been sent to your fax number and received.

You may give us notice the same way that we may give you notice.

This Master Agreement benefits our successors and assigns. This Master Agreement benefits our successors and assigns. This Master Agreement benefits only those successors and assigns of yours that we have approved in writing.

This Master Agreement binds your successors and assigns. This Master Agreement binds only those successors and assigns of ours that clearly assume our obligations in writing.

TIME IS OF THE ESSENCE OF THIS MASTER AGREEMENT

This Master Agreement, all of the Schedules and the Notes and the Commitment Letter are together the entire agreement between you and us concerning the Collateral.

Only an employee of FINOVA who is authorized by corporate resolution or policy may modify or amend this Loan or any Schedule or Note on our behalf, an this must be in writing. Only he or she may give up any of our rights, and this must be in writing. If more than one person is the Borrower under this Agreement, then each of you is jointly an severally liable for your obligations under this Master Agreement.

This Master Agreement is only for your benefit and for our benefit, as well as our successors and assigns. It is not intended to benefit any other person.

If any provision in this Master Agreement is unenforceable, then that provision must be deleted. Only unenforceable provisions are to be deleted. The rest of this Master Loan Agreement will remain as written.

PUBLICITY. We may make press releases and publish a tombstone announcing this transaction and its total amount. You may not publicize this transaction in any way without our prior written consent.

LENDER:                               BORROWER:

FINOVA TECHNOLOGY FINANCE, INC.       ANTIGENICS, LLC
10 WATERSIDE DRIVE                    630 FIFTH AVENUE, SUITE 2170
FARMINGTON, CT 06032-3065             NEW YORK, NY 10111

BY: /s/ Linda A. Mischitto            BY: /s/ Garo Armen
    -------------------------------       --------------------------------------
PRINTED NAME: Linda A. Mischitto          PRINTED NAME: Garo H. Armen


TITLE: Director, Contract             TITLE: Chairman of the Board of Managers
        Administration                        and Chief Executive Officer
       -----------------------------         -----------------------------------

FAX NUMBER: (860) 676-1814            Taxpayer ID# 13-3769335
                                                   -----------------------------

DATE ACCEPTED: December 8, 1998       FAX NUMBER: (212) 332-4778
               ---------------------              ------------------------------

                                      DATED: December 4, 1998
                                             -----------------------------------

STATE OF NEW YORK
COUNTY OF NEW YORK

           I acknowledge that Garo Armen, who stated that he/she/ is _______________ of the Borrower named above, signed this Master Loan and Security Agreement in my presence today: December 4, 1998. He/She acknowledged to me that his/her signature on this Master Loan and Security Agreement was authorized by a valid resolution or other valid authorization from Borrower's board of Directors or other governing body.

                                             /s/  Michelle Barr
                                             -----------------------------------
                                             Notary Public

[SEAL]

                                             Michelle Barr
                                             Notary Public, State of New York
                                             No. 01BA5042457
                                             Qualified in Westchester County
                                             Commission Expires April 24, 1999

                                    Exhibit A

THERE SHALL BE NO PREPAYMENT ALLOWED UNDER THIS MASTER AGREEMENT.

                              PROMISSORY NOTE NO. 1

$935,745.00                                                    December 30, 1998

ANTIGENICS, LLC ("you") promise to pay to the order of FINOVA TECHNOLOGY FINANCE, INC. ("we," "us" or "FINOVA") the principal amount of Nine Hundred Thirty-Five Thousand, Seven Hundred Forty-Five and 00/100 Dollars ($935,745.00), together with interest on the unpaid principal balance at the interest rate per annum and on the dates and as otherwise provided in the "Master Agreement" and "Schedule" referred to below.

If the interest rate charged would exceed the maximum legal rate, you will only have to pay the maximum legal rate. You do not have to pay any excess interest over and above the maximum legal rate of interest. However, if it later becomes legal for you to pay all or part of any excess interest, you will then pay it to us upon our request.

You will make all payments in US Dollars at our offices at 10 Waterside Drive, Farmington, Connecticut 06032-3065, or to another address that we request in writing All payments will be made in immediately available funds.

This Note is secured by a Master Loan and Security Agreement dated November 19, 1998 (the "Master Agreement"), between you and FINOVA, and by the Collateral and other collateral listed in the attached Schedule (the "Schedule"), dated the same date as this Note. This Note may be accelerated by us upon a payment default or upon another default under the Master Agreement.

TIME IS OF THE ESSENCE.

If you do not make a payment when it is due, you will also pay us a late charge of ten (10%) of the amount past due. Your interest rate will be increased by 4% per annum, over and above your regular interest rate if payment is not made at the scheduled or accelerated Maturity of this Note. You will also pay all of our costs of collection, including our reasonable attorney's fees and expenses. If we accelerate this Note, you will also owe a prepayment premium, as set forth in Exhibit A to the Master Agreement.

You waive diligence, presentment, formalities of demand, protest or notice of nonpayment or dishonor or any other notice as to this Note.

THIS NOTE IS GOVERNED BY THE SUBSTANTIVE LAWS (AND NOT THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ARIZONA, THE STATE IN WHICH OUR OFFICE IS LOCATED IN WHICH FINAL APPROVAL OF THE TERMS AND CONDITIONS OF THIS NOTE OCCURRED AND FROM WHICH THE ORDER TO PAY THE LOAN FUNDS WAS MADE. YOU CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF ARIZONA. YOU WAIVE TRIAL BY JURY.

You represent to us that the proceeds of the loan evidenced by this Note are being used to finance (or refinance) your purchase of the Collateral described in the Schedule, and that the Collateral will only be used for business purposes.

ANTIGENICS, LLC.                             ATTEST:

                                             [SEAL]

By /s/  Garo Armen
   -------------------------------------

Name Garo Armen
     -----------------------------------

Title CEO
      ----------------------------------

Date 12/18/98                                /s/ Jeffrey Rona
     -----------------------------------     -----------------------------------
                                             [Assistant] Secretary



FTF Promissory Note & Schedule

                                SCHEDULE NO. 1 TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020

Schedule No. 1, dated December 30, 1998, (this "Schedule") to MASTER LOAN AND SECURITY AGREEMENT dated as of November 19, 1998 (the "Master Agreement") between ANTIGENICS, LLC, a Delaware limited liability corporation with its executive office and principal place of business at 630 Fifth Avenue, Suite 2170, New York, New York 10111 ("you"), and FINOVA TECHNOLOGY FINANCE, INC., a Delaware corporation with its executive office and principal place of business at 10 Waterside Drive, Farmington, Connecticut 06032-3065 ("we," "us", or "FINOVA").

1. OBLIGATION TO PAY. You are presently borrowing Nine Hundred Thirty-Five Thousand, Seven Hundred Forty-Five and 00/100 Dollars ($935,745.00) from us. This borrowing is evidenced by your promissory note dated the same date as this
Schedule in the amount of $935,745.00 (the "Note") to which this Schedule is attached.

2. PAYMENTS (SUBJECT TO ADJUSTMENT IN PARAGRAPH 3). You will repay the Loan, together with interest at the interest rate, in forty-three (43) consecutive monthly payments of principal and interest as follows: forty-two (42) monthly payments each in the amount of $26,083.89, followed by one (1) final monthly payment in the amount of $93,574.50 (the "Final Payment"). These payments will be adjusted on the date we make the Loan to you as set forth in Paragraph 3.

The first monthly payment of principal and interest will be due on the thirtieth
(30th) day of the month that we make the Loan to you. The remaining payments will continue on the same day in each and every month thereafter through and including the date upon which the Final Payment is scheduled to be due (the "Maturity Date"). Any remaining amount that you owe us is due on the "Maturity Date."

If the date we make the Loan to you is not the thirtieth (30th) or the thirty-first (31st) day of the month, you will pay, on the thirtieth (30th) day of the month in which we make the Loan to you (in the case of making the Loan the 30% interest only, at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the same month.

If the date we make the Loan to you is the thirty-first (31st), you will pay interest at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the next following month.

3. INTEREST: INDEXING. The interest rate in your payments shown above is calculated at your regular rate of 9.20% per annum plus an "Index Rate," of 4.41%. The Index Rate means the highest yield, as published in THE WALL STREET JOURNAL of three-year United States Treasury Notes. Two-business days prior to the date we make the Loan to you, we will read THE WALL STREET JOURNAL to determine the final Index Rate. If the Index Rate is not published in THE WALL

STREET JOURNAL, we will determine it from another reliable source. We will increase or decrease the payments set forth above in Paragraph 2 to reflect any increase or decrease in the Index Rate. We will give you notice of any increase as soon as we can. You will pay the increased payments unless we have made an obvious mistake in our calculations. Interest is calculated in advance using a 360-day year of twelve 30-day months.

4. PURPOSE OF LOAN: Security Interest. You are making this borrowing to finance (or refinance) your purchase of the collateral described in the attached Schedule A to this Schedule, which you and we refer to as the "Collateral." You grant us a security interest in the Collateral, as well as any additions, omissions, substitutions and proceeds of the Collateral. You also grant us a security interest in any leases and rentals of the Collateral. This security interest secures the Note. It also secures the full and timely payment and performance of all of your other obligations to us and to FINOVA Capital Corporation under the Master Agreement and any other agreement, loan or lease that you may have with us or FINOVA Capital Corporation.

5. COLLATERAL ACCEPTANCE DATE. The Collateral shall be delivered, installed and accepted no later than December 31, 1999.

6. TERMS OF MASTER AGREEMENT. The terms of the Master Agreement are made a part of this Schedule as if repeated in this Schedule. Any declaration of default under the Master Agreement is a default under this Schedule and permits us to exercise all remedies provided by the Master Agreement.

ANTIGENICS, LLC                         ATTEST:

                                        [SEAL]

By    /s/ Garo Armen
     ------------------------------     /s/ Jeffrey Rona
Name  Garo Armen                        ------------------------------
     ------------------------------     [Assistant] Secretary
Title CEO
     ------------------------------
Date  12/18/98
     ------------------------------

                                                    SCHEDULE A TO SCHEDULE NO. 1

Collateral Description Below:                                            EQUIPMENT
REFERENCE#      VENDOR            COLLATERAL DESCRIPTION        INVOICE #     COST       TAX     FREIGHT      TOTAL           CHECK#
----------      ------            ----------------------        ---------     ----       ---     -------      -----           ------


                            PURCHASES FROM OCT 1, 1997 TO DEC. 31, 1997

1          Micron             2-Micron Computer ATO             1555179   $  5,874.00            $ 99.00   $  5,973.00          2008

2          Micron             Computer Equipment                1508072   $  5,396.00   $270.00            $  5,666.00          2008

3          Pace               Windows NT Workstation             981318   $  1,889.00                      $  1,889.00          2036

4          Pace               Laserjet 4000T                     981567   $  1,973.00            $ 23.00   $  1,996.00          2036

5          Comdisco           Misc Lab Equipment:                 11520   $ 45,000.00                      $ 45,000.00          2104
                              Glass Washer, Cage Washer
                              Autoclave Irradiator, Fume Hoods
                              Biosafety Cabinets

6          Pharmacia Biotech  Phastsystem 00151                           $  9,599.00            $ 48.00   $  9,647.00          1784

8          Micron             Computer equipment                1550021   $  2,797.00   $140.00  $ 99.00   $  3,036.00          2008

9          Pace Memory        Laserjet 4000T                     981490   $  1,278.00                      $  1,278.00          2011

10         Pace Memory        MS Project 98 and misc. computer   981468   $  4,050.00                      $  4,050.00 3118 and 2011

11         Pace Memory        Proliant 2500R Proc                980526   $  3,216.00
                              Tigerswitch SMC 8PT                         $  1,415.00            $100.00   $  4,731.00          1915

12         Pace Memory        3-Proliant 2500R Servers           980299   $ 17,175.00
                              3-Compaq RPS                       980299   $  4,170.00
                              3-Smart Array 2/P Cont             980299   $  6,300.00
                              other misc. computer equipment     980299   $ 72,350.00                      $ 99,995.00          1882

13         Micron             Micron Computer System ATO Model  1513342   $  4,082.00                      $  4,082.00          2008
                              BOM Serial# 1075374-0001

14         VWR                Lab equipment                    42593290   $  1,570.00                      $  1,570.00          1988

15         Rittal             Shelving                           570867   $  1,146.00   $108.00  $185.00   $  1,439.00          1858

16         Rittal             Air Conditioners                   571155   $  4,173.00   $332.00  $ 83.00   $  4,588.00          1858

                                                               SUB-TOTAL  $193,453.00   $850.00  $637.00   $194,940.00
                                                               ---------  -----------   -------  -------   -----------

                                                    SCHEDULE A TO SCHEDULE NO. 1

Collateral Description Below:                                            EQUIPMENT
REFERENCE#      VENDOR            COLLATERAL DESCRIPTION        INVOICE#      COST      TAX      FREIGHT      TOTAL           CHECK#
----------      ------            ----------------------        --------      ----      ---      -------      -----           ------


                            PURCHASES FROM JAN. 1, 1998 - SEPT. 30, 1998

1          MBS                MS Exchange Server                982059    $ 3,225.00                       $ 3,225.00           2313

2          MBS                Cheyenne Protector                981786    $ 1,393.00
           MBS                Inoculan V4.0 for NT              981786    $ 2,168.00
           MBS                Cheyenne Inoculan                 981786    $   345.00                       $ 3,906.00           2313

2A         Hammen             Materials/Labor/Installation                $ 4,375.00                       $ 4,375.00    1893 & 2095

3          Immulogic          Lab Equipment                               $78,000.00                       $78,000.00           2480

4          PC Connection      ThinkPad 600                      694254    $ 2,924.00             $ 20.00   $ 2,944.00           2599

5          Teracom Partners   Computer Equipment                          $16,201.00   $1,337.00           $17,538.00           wire

5A         Teracom Partners   Computer Equipment                          $65,877.00   $5,434.00           $71,311.00           wire

6          Bellco Glass       SCI/ERA Quad Drive                91939     $ 2,194.00             $ 37.00   $ 2,231.00           2731

7          BIO-RAD            Capacitance Ext Plus              1346723   $ 1,525.00             $ 30.00   $ 1,555.00           2732

8A         Allentown Caging   Animal Cages                      18222     $ 3,140.00             $ 66.00   $ 3,206.00           2198
8B                                                              18413     $ 1,922.00                       $ 1,922.00           2092
8C                                                              18413     $ 1,346.00             $116.00   $ 1,462.00           2291

9          Cole Palmer        Ultrasonic Cleaner                3349284   $ 1,028.00             $ 13.00   $ 1,041.00           2577

10         Cole Palmer        Drive, MFLEX                      3339545   $ 1,015.00             $  9.00   $ 1,024.00           2577

11         Lab Research       2 Chromatography Refrigerators    225       $ 5,768.00             $436.00
           Products
           Lab Research       2 Chromatography Masts            225       $   202.00                       $ 6,406.00           2591
           Products

12         Lab Research       Chromatography Refrigerator       214       $ 2,884.00             $180.00
           Products
           Lab Research       Chromatography Mast               214       $   101.00                       $ 3,165.00           2459
           Products

13         Optical Analysis   CH30-1 set                        980520    $ 1,538.00                       $ 1,538.00           2681
           Corp.

14         Optical Analysis   CK2 Microscope Stand              980521    $ 1,641.00                       $ 1,641.00           2681
           Corp.

15         Optical Analysis   BH-TR30 Tri Tube/Eyepiece/Phase   980581    $   959.00                       $   959.00           2681
           Corp.              ach 10x

                                                    SCHEDULE A TO SCHEDULE NO. 1

Collateral Description Below:                                            EQUIPMENT

REFERENCE#      VENDOR            COLLATERAL DESCRIPTION       INVOICE #      COST       TAX     FREIGHT       TOTAL         CHECK #
----------      ------            ----------------------       ---------      ----       ---     -------       -----         -------

16         Optical Analysis   Phase Ach 20x/Plan OBJ. for CK2  980582     $  1,045.00                       $  1,045.00         2681
           Corp.

17         Optical Analysis   CK 2 various attachments         980583     $  1,015.00                       $  1,015.00         2681
           Corp.

18         Micron             Computer Equipment               1689535    $  4,994.00   $250.00  $130.00    $  5,374.00         2170

19         MBS                Laserjet 4000T                   984165     $  2,540.00
           MBS                Deskjet 670C                     984165     $    200.00                       $  2,740.00         2212

20         VWR                Balance TPLD 310G x 1MG          4589440    $  1,346.00                       $  1,346.00         2118

21         VWR                Orion Research ZZMFG meter       42593300   $  2,727.00                       $  2,727.00         2184

22         VWR                Shaker, Reciprocal, BNCHTOP      55506770   $  1,088.00                       $  1,088.00         2657
                              115V

23         VWR                Balance TPLD 310G x 1MG          55507440   $  1,346.00                       $  1,346.00         2657

24         Brinkman           McIlwain Tissue Chopper, 110V    300127     $  2,425.00                       $  2,425.00         2629

25         Dell               5 Dell P6266                     160365540  $ 11,765.00   $588.00             $ 12,353.00         2581

26         Sorvall            3 centrifuges and rotors         SLS/       $189,026.00            $2,850.00  $191,876.00         2181
                                                               97014474

27         Hydro              4 Picosystems plus picopure and  W18799     $ 14,643.00                       $ 14,643.00         2277
                              monitor

28         Comdisco           Nikon TMS Beckman GP Centrifuge  11648      $ 19,125.00                       $ 19,125.00         2264
                                                                                                                                2119

29         Comdisco           3 Lab products 6 door cage rack  11650      $ 13,835.00
                              and ice maker                    11649      $ 13,835.00                       $ 27,670.00         2483

30         Comdisco           Virtis VirTishear Homogenizer    11758 and  $  1,025.00
                                                                11757
           Comdisco           Savant SFR-11K Micro centrifuge  11759 and  $  2,200.00
                                                                11757
           Comdisco           Forma 3326 CO2 incubator         11760 and  $  4,500.00
                                                                11757
           Comdisco           NuAire 2700 IR GO2 Incubator     11761 and  $  4,700.00                                           2359
                                                                11757
           Comdisco           Becton FacScan flow Cytometer    11762 and  $ 58,950.00                       $ 71,375.00         2450
                                                                11757

31         Comdisco           Various-balance,                 12110      $  4,062.00                       $  4,062.00         2578
                              microcentrifuge ph meter, etc.
32                                                             12151      $  4,063.00                       $  4,063.00         2931

33         Lunaire            L34HV72 Depyprogenating Lab      1010787A   $  6,544.00                       $  6,544.00         2312

34         Biorad             Mini-Transilluminator, 120V      1330378    $  1,750.00            $55.00     $  1,805.00         2414

                                                    SCHEDULE A TO SCHEDULE NO. 1

Collateral Description Below:                                              EQUIPMENT

REFERENCE#      VENDOR            COLLATERAL DESCRIPTION        INVOICE #      COST         TAX      FREIGHT      TOTAL      CHECK #
----------      ------            ----------------------        ---------      ----         ---      -------      -----      -------

35         Cryosafe           #SSBA 1 Liquid Nitrogen Auto-     472         $  6,990.00
                              Fill Tank
           Cryosafe           #A1-13RP Complete Inventory       472         $  2,679.00  $  345.00  $10,014.00                  2485
                              System

36         Lebrepco           5 -80 Freezers                    5040        $ 30,565.00                         $ 30,565.00     2477

37         Teracom Partners   Computer Equipment                            $ 16,201.00                         $ 16,201.00     Wire

38         VWR                Balance Analytical 110Gx0.1 MG    45670151    $  2,021.00                         $  2,021.00     2184

39         Lunaire            2 Depyrogenating Lab Ovens        1010787B    $ 13,088.00                         $ 13,088.00     2952

40         Biorad             MDL 1575 Washer                   1416951     $  5,396.00             $    54.00  $  5,450.00     3067

41         The Baker Company  Biosafety Cabinet                 3519        $  7,062.00             $   295.00  $  7,357.00     2854

42         Dell Computers     2 -P6266 GXI/MT+Base (66MHz FSB)  170894984   $  3,908.00  $  195.00              $  4,103.00     2877

43         Polar Tap, Inc.    Cold Plate Prototype                          $  2,950.00  $  148.00  $    71.00  $  3,169.00     2866

44         Waldner's          File Cabinets                     16953       $  2,459.00  $  203.00              $  2,662.00     2692
           Waldner's          File Cabinets                     134385                              $   162.00  $    162.00     2902

45         American Express   Guinea Pig Feeders                            $  1,658.00                         $  1,658.00

46         Dell Computers     P6266 GXI/MT+Base (66MHz FSB)     170235832   $  2,363.00  $  118.00              $  2,481.00     2937

47         Dell Computers     2 -P6266 GXI/MT+Base (66MHz FSB)  170903389   $  4,158.00  $  343,00              $  4,501.00     2877


                                                               SUB-TOTAL    $670,018.00  $8,616.00  $ 4,869.00  $683,503.00
                                                               ---------    -----------  ---------  ----------  -----------

                              PURCHASES FROM OCT 1, 1998 - DEC 8, 1998

2          Unplug.It          (1) Sharp Aticus P233 Laptop       American   $  3,709.00                         $  3,709.00     3374
                                                                 Express

6          Unplug.It          (3) Sharp Aticus.P233MMX Laptops    Craig     $  8,334.00     $688.00             $  9,022.00     3261
                                                                  Winter

7          Serono Labs        Lab Equipment (Freezers,                      $ 33,415.00                         $ 33,415.00     3530
                              Shakers, Cabinets)

8          Serono Labs        Lab Equipment (Lypholizer,                    $  5,600.00                         $  5,600.00     3557
                              Vacuum Pump, Cabinet)

10         Advanced Asset     (1) Baker Safety Hood, Vortex              2  $  4,810.00     $746.00             $  5,556.00     Wire
                              Mixers,
                              (1) Fisher Scientific Electronic
                              Analytical Balance

                                                    SCHEDULE A TO SCHEDULE NO. 1

Collateral Description Below:                                              EQUIPMENT

REFERENCE#      VENDOR            COLLATERAL DESCRIPTION      INVOICE #        COST        TAX       FREIGHT       TOTAL     CHECK #
----------      ------            ----------------------      ---------        ----        ---       -------       -----     -------

                                                              SUB-TOTAL   $ 55,868.00  $ 1,434.00   $    0.00   $ 57,302,00
                                                            -----------   -----------  ----------   ---------   -----------
                                                            GRAND TOTAL   $919,339.00  $10,900.00   $5,505.00   $935,745.00
                                                            -----------   -----------  ----------   ---------   -----------


Collateral Locations:    630 Fifth Avenue, Suite 2170
                         New York, NY 10111

                         500 Old Connecticut Path
                         Framingham, MA 01701

                         Tufts University
                         20 Wildlife Road, Building 21
                         North Grafton, MA 01536

                              PROMISSORY NOTE NO. 2

$267,622.00                                                    February 26, 1999

ANTIGENICS, LLC ("you") promise to pay to the order of FINOVA CAPITAL CORPORATION ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC. ("we," "us" or "FINOVA") the principal amount of Two Hundred Sixty-Seven Thousand, Six Hundred Twenty-Two and 00/100 Dollars (S267,622.00), together with interest on the unpaid principal balance at the interest rate per annum and on the dates and as otherwise provided in the "Master Agreement" and "Schedule" referred to below.

If the interest rate charged would exceed the maximum legal rate, you will only have to pay the maximum legal rate. You do not have to pay any excess interest over and above the maximum legal rate of interest. However, if it later becomes legal for you to pay all or part of any excess interest, you will then pay it to us upon our request.

You will make all payments in US Dollars at our offices at 10 Waterside Drive, Farmington, Connecticut 06032-3065, or to another address that we request in writing. All payments will be made in immediately available funds.

This Note is secured by a Master Loan and Security Agreement dated November 19, 1998 (the "Master Agreement"), between you and FINOVA, and by the Collateral and other collateral listed in the attached Schedule (the "Schedule"), dated the same date as this Note. This Note may be accelerated by us upon a payment default or upon another default under the Master Agreement.

TIME IS OF THE ESSENCE.

If you do not make a payment when it is due, you will also pay us a late charge often (10%) of the amount past due. Your interest rate will be increased by 4% per annum, over and above your regular interest rate if payment is not made at the scheduled or accelerated Maturity of this Note. You will also pay all of our costs of collection, including our reasonable attorney's fees and expenses. If we accelerate this Note, you will also owe a prepayment premium, as set forth in Exhibit A to the Master Agreement.

You waive diligence, presentment, formalities of demand, protest or notice of nonpayment or dishonor or any other notice as to this Note.

THIS NOTE IS GOVERNED BY THE SUBSTANTIVE LAWS (AND NOT THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ARIZONA, THE STATE IN WHICH OUR OFFICE IS LOCATED IN WHICH FINAL APPROVAL OF THE TERMS AND CONDITIONS OF THIS NOTE OCCURRED AND FROM WHICH THE ORDER TO PAY THE LOAN FUNDS WAS MADE. YOU CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF ARIZONA. YOU WAIVE TRIAL BY JURY.

You represent to us that the proceeds of the loan evidenced by this Note are being used to finance (or refinance) your purchase of the Collateral described in the Schedule, and that the Collateral will only be used for business purposes.

ANTIGENICS, LLC.                             ATTEST:

                                             [SEAL]

By /s/  Garo Armen
   -------------------------------------

Name Garo Armen
     -----------------------------------

Title CEO
      ----------------------------------

Date 2/23/99                                 /s/ Jeffrey Rona
     -----------------------------------     -----------------------------------
                                             [Assistant] Secretary



FTF Promissory Note & Schedule

                                SCHEDULE NO. 2 TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020

Schedule No. 2, dated February 26, 1999, (this "Schedule") to MASTER LOAN AND SECURITY AGREEMENT dated as of November 19, 1998 (the "Master Agreement") between ANTIGENICS, LLC, a Delaware limited liability corporation with its executive office and principal place of business at 630 Fifth Avenue, Suite 2170, New York, New York 10111 ("you"), and FINOVA TECHNOLOGY FINANCE, INC., a Delaware corporation with its executive office and principal place of business at 10 Waterside Drive, Farmington, Connecticut 06032-30065 ("we," "us", or "FINOVA").

1. OBLIGATION TO PAY. You are presently borrowing Two Hundred Sixty-Seven Thousand, Six Hundred Twenty-Two and 00/100 Dollars ($267,622.00) from us. This borrowing is evidenced by your promissory note dated the same date as this
Schedule in the amount of $267,622.00 (the "Note") to which this Schedule is attached.

2. PAYMENTS (SUBJECT TO ADJUSTMENT IN PARAGRAPH 3). You will repay the Loan, together with interest at the interest rate, in forty-three (43) consecutive monthly payments of principal and interest as follows: forty-two (42) monthly payments each in the amount of $7,459.96, followed by one (1) final monthly payment in the amount of $26,762.20 (the "Final Payment"). These payments will be adjusted on the date we make the Loan to you as set forth in Paragraph 3.

The first monthly payment of principal and interest will be due on the thirtieth
(30th) day of the month that we make the Loan to you. The remaining payments will continue on the same day in each and every month thereafter through and including the date upon which the Final Payment is scheduled to be due (the "Maturity Date"). Any remaining amount that you owe us is due on the "Maturity Date."

If the date we make the Loan to you is not the thirtieth (30th) or the thirty-first (31st) day of the month, you will pay, on the thirtieth (30th) day of the month in which we make the Loan to you (in the case of making the Loan the 30th), interest only, at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the same month.

If the date we make the Loan to you is the thirty-first (3lst), you will pay interest at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the next following month.

3. INTEREST: INDEXING. The interest rate in your payments shown above is calculated at your regular rate of 9.20% per annum plus an "Index Rate," of 4.41%. The Index Rate means the highest yield, as published in THE WALL STREET JOURNAL of three-year United States Treasury Notes. Two-business days prior to the date we make the Loan to you, we will read THE WALL STREET JOURNAL to determine the final Index Rate. If the Index Rate is not published in THE WALL

STREET JOURNAL, we will determine it from another reliable source. We will increase or decrease the payments set forth above in Paragraph 2 to reflect any increase or decrease in the Index Rate. We will give you notice of any increase as soon as we can. You will pay the increased payments unless we have made an obvious mistake in our calculations. Interest is calculated in advance using a 360-day year of twelve 30-day months.

4. PURPOSE OF LOAN; SECURITY INTEREST. You are making this borrowing to finance (or refinance) your purchase of the collateral described in the attached Schedule A to this Schedule, which you and we refer to as the "Collateral." You grant us a security interest in the Collateral, as well as any additions, omissions, substitutions and proceeds of the Collateral. You also grant us a security interest in any leases and rentals of the Collateral. This security interest secures the Note. It also secures the full and timely payment and performance of all of your other obligations to us and to FINOVA Capital Corporation under the Master Agreement and any other agreement, loan or lease that you may have with us or FINOVA Capital Corporation.

5. COLLATERAL ACCEPTANCE DATE. The Collateral shall be delivered, installed and accepted no later than December 31, 1999.

6. TERMS OF MASTER AGREEMENT. The terms of the Master Agreement are made a part of this Schedule as if repeated in this Schedule. Any declaration of default under the Master Agreement is a default under this Schedule and permits us to exercise all remedies provided by the Master Agreement.


ANTIGENICS, LLC                                   ATTEST:


                                                  [SEAL]

By /s/ Garo Armen
   ----------------------------
                                                  /s/ Jeffrey Rona
Name Garo Armen                                   ------------------------------
     --------------------------                   [Assistant] Secretary

Title CEO
      -------------------------

Date 2/23/97
     --------------------------

                          SCHEDULE A TO SCHEDULE NO. 2


COLLATERAL DESCRIPTION:

                                                                Equipment
Item Description         Vendor                    Invoice #       Cost    Tax  Freight   Total      Check #
----------------         ------                    ---------    ---------  ---  -------   -----      -------

Laptop                   Unplug.It                 4001567-00    $ 2,690   222           $ 2,912      3847
                                                   Payable to
                                                   Craig Winter

2 Laser Printers         Dell                      192722296     $   798    48    35     $   881      3588

Laptop                   Dell                      192722205     $ 1,998   117    35     $ 2,150      3588

Desktop Computer         Dell                      192722072     $ 1,588    95    90     $ 1,753      3848

Cage Washer              Dick Burnham Tech.        9851          $45,325                 $45,325      3679

various (Lab)            Serona Laboratories                     $11,000                 $11,000      3767

various (Lab)            Serona Laboratories                     $ 4,950                 $ 4,950      3788

Air Compressor           SPEC                      98170006      $16,158                 $10,158      3884 Invoice total $119,175.56

Point of use coolers     SPEC                      98170007      $ 8,320                 $ 6,320      3711 Invoice total $581,427.27

Plant Steam              SPEC                      98170007      $51,312                 $51,312      3711 Invoice total $581,427.28

Process Utility Chiller  SPEC                      98170008      $18,263                 $18,623      3892 Invoice total $701,448.83

HB-6 rotor, swing
  bucket, etc.           Kendro Laboratory         SLS98018897   $ 5,981                 $ 5,981      3655

Rotor package            Beckman                   383653FT01    $ 7,750          45     $ 7,795      3775

power supply             WR                        20521430      $ 4,281                 $ 4,281      3888

fire proof file          Office Furniture Express  22449         $ 2,248          75     $ 2,323      3873

biostat base unit,
  culture vessel, etc.   B. Braun Biotech Inc.     30680         $85,859                 $86,859      3846

                                             TOTAL ACQUISITION COST                      $267,622.00



COLLATERAL LOCATIONS:

Framingham, MA
Akron, OH
North Grafton, HA
630 Fifth Avenue, NY, NY 10111
128 Spring Street, Lexington, MA 02173

                              PROMISSORY NOTE NO. 3

$134,775.80                                                    April _____, 1999

ANTIGENICS, LLC ("you") promise to pay to the order of FINOVA CAPITAL CORPORATION ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC. ("we," "us" or "FINOVA") the principal amount of One Hundred Thirty-Four Thousand, Seven Hundred Seventy-Five and 80/100 Dollars ($134,775.80), together with interest on the unpaid principal balance at the interest rate per annum and on the dates and as otherwise provided in the "Master Agreement" and "Schedule" referred to below.

If the interest rate charged would exceed the maximum legal rate, you will only have to pay the maximum legal rate. You do not have to pay any excess interest over and above the maximum legal rate of interest. However, if it later becomes legal for you to pay all or part of any excess interest, you will then pay it to us upon our request.

You will make all payments in US Dollars at our offices at 10 Waterside Drive, Farmington, Connecticut 06032-3065, or to another address that we request in writing. All payments will be made in immediately available funds.

This Note is secured by a Master Loan and Security Agreement dated November 19, 1998 (the "Master Agreement"), between you and FINOVA, and by the Collateral and other collateral listed in the attached Schedule (the "Schedule"), dated the same date as this Note. This Note may be accelerated by us upon a payment default or upon another default under the Master Agreement.

TIME IS OF THE ESSENCE.

If you do not make a payment when it is due, you will also pay us a late charge often (10%) of the amount past due. Your interest rate will be increased by 4% per annum, over and above your regular interest rate if payment is not made at the scheduled or accelerated Maturity of this Note. You will also pay all of our costs of collection, including our reasonable attorney's fees and expenses. If we accelerate this Note, you will also owe a prepayment premium, as set forth in Exhibit A to the Master Agreement.

You waive diligence, presentment, formalities of demand, protest or notice of nonpayment or dishonor or any other notice as to this Note.

THIS NOTE IS GOVERNED BY THE SUBSTANTIVE LAWS (AND NOT THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ARIZONA, THE STATE IN WHICH OUR OFFICE IS LOCATED IN WHICH FINAL APPROVAL OF THE TERMS AND CONDITIONS OF THIS NOTE OCCURRED AND FROM WHICH THE ORDER TO PAY THE LOAN FUNDS WAS MADE. YOU CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF ARIZONA. YOU WAIVE TRIAL BY JURY.

You represent to us that the proceeds of the loan evidenced by this Note are being used to finance (or refinance) your purchase of the Collateral described in the Schedule, and that the Collateral will only be used for business purposes.

ANTIGENICS, LLC.                             ATTEST:

                                             [SEAL]

By /s/  Garo Armen
   -------------------------------------

Name Garo Armen
     -----------------------------------

Title CEO
      ----------------------------------

Date 4/23/99                                 /s/ Jeffrey Rona
     -----------------------------------     -----------------------------------
                                             [Assistant] Secretary

FTF Promissory Note & Schedule

                                SCHEDULE NO. 3 TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020

Schedule No. 4, dated April __, 1999, (this "Schedule") to MASTER LOAN AND SECURITY AGREEMENT dated as of November 19, 1998 (the "Master Agreement") between ANTIGENICS, L.L.C., a Delaware limited liability corporation with its executive office and principal place of business at 630 Fifth Avenue, Suite 2170, New York, New York 10111 ("you"), and FINOVA CAPITAL CORPORATION, ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC., a Delaware corporation with its executive office and principal place of business at 10 Waterside Drive, Farmington, Connecticut 06032-3065 ("we," "us", or "FINOVA").

1. OBLIGATION TO PAY. You are presently borrowing One Hundred Thirty-Four Thousand, Seven Hundred Seventy-Five and 80/100 Dollars ($134,775.80) from us. This borrowing is evidenced by your promissory note dated the same date as this
Schedule in the amount of $134,775.80 (the "Note") to which this Schedule is attached.

2. PAYMENTS (SUBJECT TO ADJUSTMENT IN PARAGRAPH 3). You will repay the Loan, together with interest at the interest rate, in forty-three (43) consecutive monthly payments of principal and interest as follows: forty-two (42) monthly payments each in the amount of $3,756.88, followed by one (1) final monthly payment in the amount of $13,477.58 (the "Final Payment"). These payments will be adjusted two business days prior to the date we make the Loan to you as set forth in Paragraph 3.

The first monthly payment of principal and interest will be due on the thirtieth
(30th) day of the month that we make the Loan to you. The remaining payments will continue on the same day in each and every month thereafter through and including the date upon which the Final Payment is scheduled to be due (the "Maturity Date"). Any remaining amount that you owe us is due on the "Maturity Date."

If the date we make the Loan to you is not the thirtieth (30th) or the thirty-first (31st) day of the month, you will pay, on the thirtieth (30th) day of the month in which we make the Loan to you (in the case of making the Loan the 30th), interest only, at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the same month.

If the date we make the Loan to you is the thirty-first (3lst), you will pay interest at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the next following month.

3. INTEREST; INDEXING. The interest rate in your payments shown above is calculated at your regular rate of 9.20% per annum plus an "Index Rate," of 4.41%. The Index Rate means the highest yield, as published in THE WALL STREET JOURNAL of three-year United States Treasury

Notes. Two-business days prior to the date we make the Loan to you, we will read THE WALL STREET JOURNAL to determine the final Index Rate. If the Index Rate is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. We will increase or decrease the payments set forth above in Paragraph 2 to reflect any increase or decrease in the Index Rate. We will give you notice of any increase as soon as we can. You will pay the increased payments unless we have made an obvious mistake in our calculations. Interest is calculated in advance using a 360-day year of twelve 30-day months.

4. PURPOSE OF LOAN; SECURITY INTEREST. You are making this borrowing to finance (or refinance) your purchase of the collateral described in the attached Schedule A to this Schedule, which you and we refer to as the "Collateral." You grant us a security interest in the Collateral, as well as any additions, omissions, substitutions and proceeds of the Collateral. You also grant us a security interest in any leases and rentals of the Collateral. This security interest secures the Note. It also secures the full and timely payment and performance of all of your other obligations to us and to FINOVA Capital Corporation under the Master Agreement and any other agreement, loan or lease that you may have with us or FINOVA Capital Corporation.

5. COLLATERAL ACCEPTANCE DATE. The Collateral shall be delivered, installed and accepted no later than December 31, 1999.

6. TERMS OF MASTER AGREEMENT. The terms of the Master Agreement are made a part of this Schedule as if repeated in this Schedule. Any declaration of default under the Master Agreement is a default under this Schedule and permits us to exercise all remedies provided by the Master Agreement.


ANTIGENICS, L.L.C.                                ATTEST:


                                                  [SEAL]


By /s/ Garo Armen
   -----------------------------
                                                  /s/ Jeffrey Rona
Name Garo Armen                                   ------------------------------
     ---------------------------                  [Assistant] Secretary

Title CEO
      --------------------------

Date 4/23/99
     ---------------------------

                                   Schedule A
                                       To
                                 Schedule No. 3
                                       To
                  Master Loan and Security Agreement No. S7020


The Collateral Consists of the Following:

Qty   Description                                 Serial Numbers                Cost
---   -----------                                 --------------                ----

1     Consolidated Model SR-24DMCV Sterilizer     012199
1     Consolidated Model SR-24EMCV Sterilizer     012099
Location: 34 Commerce Way, Woburn, MA
Supplier: Consolidated Stills & Sterilizers
Equipment Cost:                                                                 $119,753.00

1      Microscope, consisting of:
        (1) BX40F4: Stand/Quint Inward Facing Nosepiece,
        (1) lamphouse, (2) 6V30W Bulbs, (1) power cord.
        (1) UYCP Power Cord
        (2) 6V30W Bulbs
        (1) U-LS30; 30 Watt Halogen Lamp Socket
        (1) U-TBI-2 Tilting Binocular Observation Tube
        (1) U-SVRS Mechanical Stage
        (1) U-SVRS Abbc Condenser
        (1) U PLAN Flourite 10X Objective
        (1) U PLAN Flourite 20X Objective
        (1) U PLAN Flourite 40X Objective
        (1) U PLAN Flourite 100X OIL Objective
        (2) WH 10X3 Eyepieces
        (1) U-ULH;.Universal Lamphouse
        (1) U-HG100T3; 100 Watt Halogen Lamp Socket and Power Supply
        (1) U-OCLHG/XEB; Collector lens Mercury, Xeno Sources for U-ULH
        (1) Osram HBO 100W Mercury Burner
        (1) Wide Band Green Flour Cube
Location: 128 Spring Street, Lexington, MA 02173
Supplier: Optical Analysis Corporation
Equipment Cost:                                                                 $  9,972.80

1      96PW Full Plate Washer with Four Liter Bottle Set    72073
Location: 500 Old Connecticut Path, Framingham, MA 01701
Supplier: TECAN US Inc.
Equipment Cost:                                                                 $  5,050.00
                                                                                -----------

                                   Grand Total                                  $134,775.80

                              PROMISSORY NOTE NO. 4

$432,980.45                                                         May 30, 1999

ANTIGENICS, LLC ("you") promise to pay to the order of FINOVA CAPITAL CORPORATION ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC. ("we," "us" or "FINOVA") the principal amount of Four Hundred Thirty-Two Thousand, Nine Hundred Eighty and 45/100 Dollars ($432,980.45), together with interest on the unpaid principal balance at the interest rate per annum and on the dates and as otherwise provided in the "Master Agreement" and "Schedule" referred to below.

If the interest rate charged would exceed the maximum legal rate, you will only have to pay the maximum legal rate. You do not have to pay any excess interest over and above the maximum legal rate of interest. However, if it later becomes legal for you to pay all or part of any excess interest, you will then pay it to us upon our request.

You will make all payments in US Dollars at our offices at 10 Waterside Drive, Farmington, Connecticut 06032-3065, or to another address that we request in writing. All payments will be made in immediately available funds.

This Note is secured by a Master Loan and Security Agreement dated November 19, 1998 (the "Master Agreement"), between you and FINOVA, and by the Collateral and other collateral listed in the attached Schedule (the "Schedule"), dated the same date as this Note. This Note may be accelerated by us upon a payment default or upon another default under the Master Agreement.

TIME IS OF THE ESSENCE.

If you do not make a payment when it is due, you will also pay us a late charge often (10%) of the amount past due. Your interest rate will be increased by 4% per annum, over and above your regular interest rate if payment is not made at the scheduled or accelerated Maturity of this Note. You will also pay all of our costs of collection, including our reasonable attorney's fees and expenses. If we accelerate this Note, you will also owe a prepayment premium, as set forth in Exhibit A to the Master Agreement.

You waive diligence, presentment, formalities of demand, protest or notice of nonpayment or dishonor or any other notice as to this Note.

THIS NOTE IS GOVERNED BY THE SUBSTANTIVE LAWS (AND NOT THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ARIZONA, THE STATE IN WHICH OUR OFFICE IS LOCATED IN WHICH FINAL APPROVAL OF THE TERMS AND CONDITIONS OF THIS NOTE OCCURRED AND FROM WHICH THE ORDER TO PAY THE LOAN FUNDS WAS MADE. YOU CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF ARIZONA. YOU WAIVE TRIAL BY JURY.

You represent to us that the proceeds of the loan evidenced by this Note are being used to finance (or refinance) your purchase of the Collateral described in the Schedule, and that the Collateral will only be used for business purposes.

ANTIGENICS, LLC.                             ATTEST:

                                             [SEAL]

By /s/  Garo Armen
   -------------------------------------

Name Garo Armen
     -----------------------------------

Title CEO
      ----------------------------------

Date 5/25/99                                 /s/ Jeffrey Rona
     -----------------------------------     -----------------------------------
                                             [Assistant] Secretary


FTF Promissory Note & Schedule

                                SCHEDULE NO. 4 TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020

Schedule No. 4, dated May 30,1999, (this "Schedule") to MASTER LOAN AND SECURITY AGREEMENT dated as of November 19, 1998 (the "Master Agreement") between ANTIGENICS, L.L.C., a Delaware limited liability corporation with its executive office and principal place of business at 630 Fifth Avenue, Suite 2170, New York, New York 10111 ("you"), and FINOVA CAPITAL CORPORATION, ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC., a Delaware corporation with its executive office and principal place of business at 10 Waterside Drive, Farmington, Connecticut 06032-3065 ("we," "us", or "FINOVA").

1. OBLIGATION TO PAY. You are presently borrowing Four Hundred Thirty-Two Thousand, Nine Hundred Eighty and 45/100 Dollars ($432,980.45) from us. This borrowing is evidenced by your promissory note dated the same date as this
Schedule in the amount of $432,980.45 (the "Note") to which this Schedule is attached.

2. PAYMENTS (SUBJECT TO ADJUSTMENT IN PARAGRAPH 3). You will repay the Loan, together with interest at the interest rate, in forty-three (43) consecutive monthly payments of principal and interest as follows: forty-two (42) monthly payments each in the amount of $12,069.33, followed by one (1) final monthly payment in the amount of $43,298.05 (the "Final Payment"). These payments will be adjusted two business days prior to the date we make the Loan to you as set forth in Paragraph 3.

The first monthly payment of principal and interest will be due on the thirtieth
(30th) day of the month that we make the Loan to you. The remaining payments will continue on the same day in each and every month thereafter through and including the date upon which the Final Payment is scheduled to be due (the "Maturity Date"). Any remaining amount that you owe us is due on the "Maturity Date."

If the date we make the Loan to you is not the thirtieth (30th) or the thirty-first (31st) day of the month, you will pay, on the thirtieth (30th) day of the month in which we make the Loan to you (in the case of making the Loan the 30th), interest only, at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the same month.

If the date we make the Loan to you is the thirty-first (3lst), you will pay interest at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the next following month.

3. INTEREST; INDEXING. The interest rate in your payments shown above is calculated at your regular rate of 9.20% per annum plus an "Index Rate," of 4.41%. The Index Rate means the highest yield, as published in THE WALL STREET JOURNAL of three-year United States Treasury

Notes. Two-business days prior to the date we make the Loan to you, we will read THE WALL STREET JOURNAL to determine the final Index Rate. If the Index Rate is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. We will increase or decrease the payments set forth above in Paragraph 2 to reflect any increase or decrease in the Index Rate. We will give you notice of any increase as soon as we can. You will pay the increased payments unless we have made an obvious mistake in our calculations. Interest is calculated in advance using a 360-day year of twelve 30-day months.

4. PURPOSE OF LOAN; SECURITY INTEREST. You are making this borrowing to finance (or refinance) your purchase of the collateral described in the attached Schedule A to this Schedule, which you and we refer to as the "Collateral." You grant us a security interest in the Collateral, as well as any additions, omissions, substitutions and proceeds of the Collateral. You also grant us a security interest in any leases and rentals of the Collateral. This security interest secures the Note. It also secures the full and timely payment and performance of all of your other obligations to us and to FINOVA Capital Corporation under the Master Agreement and any other agreement, loan or lease that you may have with us or FINOVA Capital Corporation.

5. COLLATERAL ACCEPTANCE DATE. The Collateral shall be delivered, installed and accepted no later than December 31, 1999.

6. TERMS OF MASTER AGREEMENT. The terms of the Master Agreement are made a part of this Schedule as if repeated in this Schedule. Any declaration of default under the Master Agreement o is a default under this Schedule and permits us to exercise all remedies provided by the Master Agreement.


ANTIGENICS, L.L.C.                                ATTEST:


                                                  [SEAL]

By /s/ Garo Armen
   ---------------------------
                                                  /s/ Jeffrey Rona
Name Garo Armen                                   ------------------------------
     -------------------------                    [Assistant] Secretary

Title CEO
      ------------------------

Date 5/25/99
     -------------------------

                                   Schedule A
                                       To
                                 Schedule No. 4
                                       To
                  Master Loan and Security Agreement No. S7020

The Collateral Consists of the Following:

Qty  Description                   Invoice No.                  Cost
---  -----------                   -----------                  ----

1    Vacuum Pump                   981700010                $  7,801.00
1    Cold Room                     98170007 & 11            $ 56,912.00
1    Carpeting and Roofing         98170008, 10, 11         $ 50,790.00
1    Steel                         98170007, 8, 12          $210,850.00
1    Miscellaneous Metals          98170008, 10, 11         $ 25,544.00

VENDOR: SHOOSHANIAN PROCESS ENGINEERING, 92 MONTVALE AVENUE, STONEHAM, MA
-------------------------------------------------------------------------
Equipment Location: 34 Commerce Way, Woburn, MA

1    Glasswasher                   34099, 34672             $  9,500.00
VENDOR: RANGER ENGINEERING, INC., PO BOX 3111, FRAMINGHAM, MA 01705
-------------------------------------------------------------------
Equipment Location: 34 Commerce Way, Woburn, MA

1    Personal Denitometer          14125                    $ 12,450.00
VENDOR: COMDISCO, 6111 NORTH RIVER ROAD, ROSEMONT, IL 90018
-----------------------------------------------------------
Equipment Location: 500 Old Connecticut Path, Framingham, MA 01701

1    Incubator and Roller          15587                    $ 31,188.80
VENDOR: BELLCO GLASS, INC., 340 EDRUDO ROAD, VINELAND, NJ 08360
--------------------------------------------------------------
Equipment Location: 34 Commerce Way, Woburn, MA

1    Validator 2000                40020                    $ 27,944.65
VENDOR: KAYE INSTRUMENTS, INC., 15 DEANGELO DRIVE, BEDFORD, MA 01730
------------------------------------------------------------------
Equipment Location: 500 Old Connecticut Path, Framingham, MA 01701

                      Grand Total                           $432,980.45

                              PROMISSORY NOTE NO. 5

$204,100.26                                                        June 29, 1999

ANTIGENICS, LLC ("you") promise to pay to the order of FINOVA CAPITAL CORPORATION ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC. ("we," "us" or "FINOVA") the principal amount of Two Hundred Four Thousand, One Hundred and 26/100 Dollars ($204,100.26), together with interest on the unpaid principal balance at the interest rate per annum and on the dates and as otherwise provided in the "Master Agreement" and "Schedule" referred to below.

If the interest rate charged would exceed the maximum legal rate, you will only have to pay the maximum legal rate. You do not have to pay any excess interest over and above the maximum legal rate of interest. However, if it later becomes legal for you to pay all or part of any excess interest, you will then pay it to us upon our request.

You will make all payments in US Dollars at our offices at 10 Waterside Drive, Farmington, Connecticut 06032-3065, or to another address that we request in writing. All payments will be made in immediately available funds.

This Note is secured by a Master Loan and Security Agreement dated November 19, 1998 (the "Master Agreement"), between you and FINOVA, and by the Collateral and other collateral listed in the attached Schedule (the "Schedule"), dated the same date as this Note. This Note may be accelerated by us upon a payment default or upon another default under the Master Agreement.

TIME IS OF THE ESSENCE.

If you do not make a payment when it is due, you will also pay us a late charge often (10%) of the amount past due. Your interest rate will be increased by 4% per annum, over and above your regular interest rate if payment is not made at the scheduled or accelerated Maturity of this Note. You will also pay all of our costs of collection, including our reasonable attorney's fees and expenses. If we accelerate this Note, you will also owe a prepayment premium, as set forth in Exhibit A to the Master Agreement.

You waive diligence, presentment, formalities of demand, protest or notice of nonpayment or dishonor or any other notice as to this Note.

THIS NOTE IS GOVERNED BY THE SUBSTANTIVE LAWS (AND NOT THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ARIZONA, THE STATE IN WHICH OUR OFFICE IS LOCATED IN WHICH FINAL APPROVAL OF THE TERMS AND CONDITIONS OF THIS NOTE OCCURRED AND FROM WHICH THE ORDER TO PAY THE LOAN FUNDS WAS MADE. YOU CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF ARIZONA. YOU WAIVE TRIAL BY JURY.

You represent to us that the proceeds of the loan evidenced by this Note are being used to finance (or refinance) your purchase of the Collateral described in the Schedule, and that the Collateral will only be used for business purposes.

ANTIGENICS, LLC.                             ATTEST:

                                             [SEAL]

By /s/  Garo Armen
   -------------------------------------

Name Garo Armen
     -----------------------------------

Title CEO
      ----------------------------------

Date 6/24/99                                 /s/ Jeffrey Rona
     -----------------------------------     -----------------------------------
                                             [Assistant] Secretary



FTF Promissory Note & Schedule

                                SCHEDULE NO. 5 TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020

Schedule No. 5, dated June 29,1999, (this "Schedule") to MASTER LOAN AND SECURITY AGREEMENT dated as of November 19, 1998 (the "Master Agreement") between ANTIGENICS, L.L.C., a Delaware limited liability corporation with its executive office and principal place of business at 630 Fifth Avenue, Suite 2170, New York, New York 10111 ("you"), and FINOVA CAPITAL CORPORATION, ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC., a Delaware corporation with its executive office and principal place of business at 10 Waterside Drive, Farmington, Connecticut 06032-3065 ("we," "us", or "FINOVA").

1. OBLIGATION TO PAY. You are presently borrowing Two Hundred Four Thousand, One Hundred and 26/100 Dollars ($204,100.26) from us. This borrowing is evidenced by your promissory, note dated the same date as this Schedule in the amount of $204,100.26 (the "Note") to which this Schedule is attached.

2. PAYMENTS (SUBJECT TO ADJUSTMENT IN PARAGRAPH 3). You will repay the Loan, together with interest at the interest rate, in forty-three (43) consecutive monthly payments of principal and interest as follows: forty-two (42) monthly payments each in the amount of $5,689.29, followed by one (1) final monthly payment in the amount of $20,410.03 (the "Final Payment"). These payments will be adjusted two business days prior to the date we make the Loan to you as set forth in Paragraph 3.

The first monthly payment of principal and interest will be due on the thirtieth
(30th) day of the month that we make the Loan to you. The remaining payments will continue on the same day in each and every month thereafter through and including the date upon which the Final Payment is scheduled to be due (the "Maturity Date"). Any remaining amount that you owe us is due on the "Maturity Date."

If the date we make the Loan to you is not the thirtieth (30th) or the thirty-first (31st) day of the month, you will pay, on the thirtieth (30th) day of the month in which we make the Loan to you (in the case of making the Loan the 30th), interest only, at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the same month.

If the date we make the Loan to you is the thirty-first (31st), you will pay interest at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the next following month.

3. INTEREST: INDEXING. The interest rate in your payments shown above is calculated at your regular rate of 9.20% per annum plus an "Index Rate," of 4.41%. The Index Rate means the highest yield, as published in THE WALL STREET JOURNAL of three-year United States Treasury

Notes. Two-business days prior to the date we make the Loan to you, we will read THE WALL STREET JOURNAL to determine the final Index Rate. If the Index Rate is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. We will increase or decrease the payments set forth above in Paragraph 2 to reflect any increase or decrease in the Index Rate. We will give you notice of any increase as soon as we can. You will pay the increased payments unless we have made an obvious mistake in our calculations. Interest is calculated in advance using a 360-day year of twelve 30-day months.

4. PURPOSE OF LOAN: SECURITY INTEREST. You are making this borrowing to finance (or refinance) your purchase of the collateral described in the attached Schedule A to this Schedule, which you and we refer to as the "Collateral." You grant us a security interest in the Collateral, as well as any additions, omissions, substitutions and proceeds of the Collateral. You also grant us a security interest in any leases and rentals of the Collateral. This security interest secures the Note. It also secures the full and timely payment and performance of all of your other obligations to us and to FINOVA Capital Corporation under the Master Agreement and any other agreement, loan or lease that you may have with us.

5. COLLATERAL ACCEPTANCE DATE. The Collateral shall be delivered, installed and accepted no later than December 31, 1999.

6. TERMS OF MASTER AGREEMENT. The terms of the Master Agreement are made a part of this Schedule as if repeated in this Schedule. Any declaration of default under the Master Agreement is a default under this Schedule and permits us to exercise all remedies provided by the Master Agreement.



ANTIGENICS, L.L.C.                                ATTEST:


By /s/ Garo Armen
   -------------------------------
                                                  /s/ Jeffrey Rona
Name Garo Armen                                   ------------------------------
     -----------------------------                [Assistant] Secretary

Title CEO
      ----------------------------

Date 6/24/99
     -----------------------------

                                    SCHEDULE A
                                       TO
                                 SCHEDULE NO. 5
                                       TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020

  ANTIGENICS L.L.C. (BORROWER) AND FINOVA CAPITAL CORPORATION, AS ASSIGNEE OF
                    FINOVA TECHNOLOGY FINANCE, INC. (LENDER)


------------------------------------------------------------------------------------------------------------------------------------
THE COLLATERAL CONSISTS OF THE FOLLOWING AND AS FURTHER DESCRIBED ON THE FOLLOWING TWENTY PAGES ATTACHED:

Ref No.   Description         Serial No.     Vendor                   Invoice No.     Cost        Tax       Freight   Grand Total
-------   -----------         ----------     ------                   -----------     ----        ---       -------   -----------
1         Office Furniture         N/A   Haworth, Inc.                 19059630   $ 13,976.02  $  698.80              $ 14,674.82
2         Office Furniture         N/A   Haworth, Inc.                 19076609   $ 10,879.41  $  543.97              $ 11,423.38
3         Office Furniture         N/A   Haworth, Inc.                 19074720   $ 19,940.76  $  997.04              $ 20,937.80
4         Office Furniture         N/A   Haworth, Inc.                 19064990   $ 13,376.66  $  668.83              $ 14,045.49
5         Office Furniture         N/A   Haworth, Inc.                 19060619   $ 15,799.65  $  789.98              $ 16,589.63
6         Office Furniture         N/A   Haworth, Inc.                 19065725   $ 59,054.87  $2,952.74              $ 62,007.61
7         Microscope               N/A   Image Processing Solutions        3200   $  3,670.53                         $  3,670.53
8         Microbeta Trilux
           6 Detector System   4501346   EG&G Wallac Inc.                117412   $ 57,750.00  $2,887.50    $113.50   $ 60,751.00


                                                                     Grand Totals $194,447.90  $9,538.86    $113.50   $204,100.26
------------------------------------------------------------------------------------------------------------------------------------


COLLATERAL LOCATION:

34 COMMERCE WAY
WOBURN, MA 01801

                              PROMISSORY NOTE NO. 6

$125,118.06                                                        July 30, 1999

ANTIGENICS, LLC ("you") promise to pay to the order of FINOVA CAPITAL CORPORATION ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC. ("we." "us" or "FINOVA") the principal amount of One Hundred Twenty-Five Thousand, One Hundred Eighteen and 06/100 Dollars ($125,118.06), together with interest on the unpaid principal balance at the interest rate per annum and on the dates and as otherwise provided in the "Master Agreement" and "Schedule" referred to below.

If the interest rate charged would exceed the maximum legal rate, you will only have to pay the maximum legal rate. You do not have to pay any excess interest over and above the maximum legal rate of interest. However, if it later becomes legal for you to pay all or part of any excess interest, you will then pay it to us upon our request.

You will make all payments in US Dollars at our offices at 10 Waterside Drive, Farmington, Connecticut 06032-3065, or to another address that we request in writing. All payments will be made in immediately available funds.

This Note is secured by a Master Loan and Security Agreement dated November 19, 1998 (the "Master Agreement"), between you and FINOVA, and by the Collateral and other collateral listed in the attached Schedule (the "Schedule"), dated the same date as this Note. This Note may be accelerated by us upon a payment default or upon another default under the Master Agreement.

TIME IS OF THE ESSENCE.

If you do not make a payment when it is due, you will also pay us a late charge often (10%) of the amount past due. Your interest rate will be increased by 4% per annum, over and above your regular interest rate if payment is not made at the scheduled or accelerated Maturity of this Note. You will also pay all of our costs of collection, including our reasonable attorney's fees and expenses. If we accelerate this Note, you will also owe a prepayment premium, as set forth in Exhibit A to the Master Agreement.

You waive diligence, presentment, formalities of demand, protest or notice of nonpayment or dishonor or any other notice as to this Note.

THIS NOTE IS GOVERNED BY THE SUBSTANTIVE LAWS (AND NOT THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ARIZONA, THE STATE IN WHICH OUR OFFICE IS LOCATED IN WHICH FINAL APPROVAL OF THE TERMS AND CONDITIONS OF THIS NOTE OCCURRED AND FROM WHICH THE ORDER TO PAY THE LOAN FUNDS WAS MADE. YOU CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF ARIZONA. YOU WAIVE TRIAL BY JURY.

You represent to us that the proceeds of the loan evidenced by this Note are being used to finance (or refinance) your purchase of the Collateral described in the Schedule, and that the Collateral will only be used for business purposes.

ANTIGENICS, LLC.                             ATTEST:

                                             [SEAL]

By /s/  Garo Armen
   -------------------------------------

Name Garo Armen
     -----------------------------------

Title CEO
      ----------------------------------

Date 7/29/99                                 /s/ Jeffrey Rona
     -----------------------------------     -----------------------------------
                                             [Assistant] Secretary



FTF Promissory Note & Schedule

                                SCHEDULE NO. 6 TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020

Schedule No. 6. dated July 30 1999, (this "Schedule") to MASTER LOAN AND SECURITY AGREEMENT dated as of November 19. 1998 (the "Master Agreement") between ANTIGENICS. L.L.C., a Delaware limited liability corporation with its executive office and principal place of business at 630 Fifth Avenue. Suite 2170, New York, New York 10111 ("you"). and FINOVA CAPITAL CORPORATION, ASSIGNEE OF FINOVA TECHNOLOGY FINANCE. INC., a Delaware corporation with an office at 10 Waterside Drive, Farmington, Connecticut 06032-3065 ("we," "us", or "FINOVA").

1. OBLIGATION TO PAY. You are presently borrowing One Hundred Twenty-Five Thousand, One Hundred Eighteen and 06/100 Dollars ($125,118.06) from us. This borrowing is evidenced by your promissory note dated the same date as this
Schedule in the amount of $125,118.06 (the "Note") to which this Schedule is attached.

2. PAYMENTS (SUBJECT TO ADJUSTMENT IN PARAGRAPH 3). You will repay the Loan, together with interest at the interest rate. in forty-three (43) consecutive monthly payments of principal and interest as follows: forty-two (42) monthly payments each in the amount of $3,487.67, followed by one (1) final monthly payment in the amount of $12,511.81 (the "Final Payment"). These payments will be adjusted two business days prior to the date we make the Loan to you as set forth in Paragraph 3.

The first monthly payment of principal and interest will be due on the thirtieth
(30th) day of the month that we make the Loan to you. The remaining payments will continue on the same day in each and every month thereafter through and including the date upon which the Final Payment is scheduled to be due (the "Maturity Date"). Any remaining amount that you owe us is due on the "Maturity Date."

If the date we make the Loan to you is not the thirtieth (30th) or the thirty-first (31st) day of the month, you will pay, on the thirtieth (30th) day of the month in which we make the Loan to you (in the case of making the Loan the 30th), interest only, at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the same month.

If the date we make the Loan to you is the thirty-first (31st), you will pay interest at the interest rate. from the date we make the Loan to you to the twenty-ninth (29th) day of the next following month.

3. INTEREST: INDEXING. The interest rate in your payments shown above is calculated at your regular rate of 9.20% per annum plus an "Index Rate." of 4.41%. The Index Rate means the highest yield, as published in THE WALL STREET JOURNAL of three-year United States Treasury Notes. Two-business days prior to the date we make the Loan to you. we will read THE WALL

STREET JOURNAL to determine the final Index Rate. If the Index Rate is not published in THE WALL STREET JOURNAL. we will determine it from another reliable source. We will increase or decrease the payments set forth above in Paragraph 2 to reflect any increase or decrease in the Index Rate. We will give you notice of any increase as soon as we can. You will pay the increased payments unless we have made an obvious mistake in our calculations. Interest is calculated in advance using a 360-day year of twelve 30-day months.

4. PURPOSE OF LOAN: SECURITY INTEREST. You are making this borrowing to finance (or refinance) your purchase of the collateral described in the attached Schedule A to this Schedule, which you and we refer to as the "Collateral." You grant us a security interest in the Collateral, as well as any additions, omissions, substitutions and proceeds of the Collateral. You also grant us a security interest in any leases and rentals of the Collateral. This security interest secures the Note. It also secures the full and timely payment and performance of all of your other obligations to us and to FINOVA Capital Corporation under the Master Agreement and any other agreement, loan or lease that you may have with us.

5. COLLATERAL ACCEPTANCE DATE. The Collateral shall be delivered, installed and accepted no later than December 31, 1999.

6. TERMS OF MASTER AGREEMENT. The terms of the Master Agreement are made a part of this Schedule as if repeated in this Schedule. Any declaration of default under the Master Agreement is a default under this Schedule and permits us to exercise all remedies provided by the Master Agreement.



ANTIGENICS, L.L.C.                                ATTEST:


By /s/ Garo Armen
   -------------------------------
                                                  /s/ Jeffrey Rona
Name Garo Armen                                   ------------------------------
     -----------------------------                [Assistant] Secretary

Title Chairman & CEO
      ----------------------------

Date 7/29/99
     -----------------------------

                                   SCHEDULE A
                                       TO
                                 SCHEDULE NO. 6
                                       TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020
  ANTIGENICS L.L.C. (BORROWER) AND FINOVA CAPITAL CORPORATION, AS ASSIGNEE OF
                    FINOVA TECHNOLOGY FINANCE, INC. (LENDER)



------------------------------------------------------------------------------------------------------------------------------------
THE COLLATERAL CONSISTS OF THE FOLLOWING:

Ref No. Collateral Description           Serial No.  Vendor                 Invoice No.  Cost          Tax     Freight   Grand Total
------- ----------------------           ----------  ------                 -----------  ----          ---     -------   -----------

        (1) 375 with internal GM
        detector area monitor, (1)
        Model 3 survey meter, (1)
        Model 44-9 pancake GM probe,
        (1) 2200 SCA, (1) 44-88
        pancake GM probe, (1) 44-3
        low energy gamma scint., (2)
        40-1004 cable, (1) 296 A-B
        switch box, (1) APS-482
        probe/sampler holder for 44-88,
        (1) APS-483 probe/sampler
        holder for 44-3, (1) SPL-626
        air sample system complete, (1)
        IH-350 iodine hood complete
        with two fans, (1) 16A20SS
        lead-lined waste can, (1) 16A35
        30 gallon 1/8" lead-lined drum
        with dolly, (1) 042-116 mini
1       table top shield with two lead
        glass.                                 N/A   Atlantic Nuclear Cop.      030568   $ 9,500.00  $475.00             $  9,975.00
                                          ALR99851,
                                          ALR99852,
                                          ALR99853,
                                          ALR99854,
        (6) Allegra 6R, 120V 60HZ         ALR99855,
2       Centrifuges                       ALR99856,  Beckman Coulter        383826FT05   $31,482.21           $1,619.65  $ 33,101.86
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE A
                                       TO
                                 SCHEDULE NO. 6
                                       TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020
  ANTIGENICS L.L.C. (BORROWER) AND FINOVA CAPITAL CORPORATION, AS ASSIGNEE OF
                    FINOVA TECHNOLOGY FINANCE, INC. (LENDER)


------------------------------------------------------------------------------------------------------------------------------------
                                          99U29758,
                                          99U29765,
                                          99U29776,
                                          99U29965,
        (6) GH3.8 Rotor AY with           99U29980,
2       aluminum buckets                  99U30017   Beckman Coulter        383826FT05   $ 10,606.76                     $ 10,606.76
        (6) Canister Kits, GH-3.8 Rotor
        (Pkg-4), (6) Tube Racks, Light
        Green 17MM (Set-4), (6) Tibe
2       Racks, Lime Green 30MM (Set-4)         N/A   Beckman Coulter        383826FT05   $  6,085.15                     $  6,085.15
        Centrifuge Accessories: (1 DU-
3       640 Color, 120V                    4323908   Beckman Coulter        383826FT04   $  7,395.15          $  218.51  $  7,613.66
        Centrifuge Accessories: (1)
        Accessory Option Board, (1)
        DNA/RNA Protein Package#1, (1)
        Transport standard assembly, (1)
3       Auto 6 Cell Holder, Wtr Jckt (1)       N/A   Beckman Coulter        383826FT05   $  2,398.14                     $  2,398.14
4       Milliflex Sensor II 115V (1)           N/A   Millipore Corporation     2328727   $  2,402.14          $    5.05  $  2,407.19
        (6) Animal Cages: 30 Unit, 30-
        Cage IPC RAT, (100) PC10x19x8
        Reg Temp Grommet, (1) Cage Wash
5       Rack w/8 Fixed Baskets                 N/A   Allentown Caging
        (2) Animal Cages: 98 Unit,                   Equipment Co., Inc.         22312   $ 30,030.00          $  592.00  $ 30,622.00
6       Mouse 98 Cage IPC                      N/A   Allentown Caging
        (1325) 3/8" Hytrel Black Tubing, (4)         Equipment Co., Inc.         22261   $ 10,232.00          $  592.00  $ 10,824.00
        95' Plenum Wire
        w/Connectors, (7)
7       135' Plenum Wire w/Connectors          N/A   Veltek Associates, Inc.     21495   $  7,950.00          $   59.00  $  8,009.00
8       Various Office Furniture               N/A   Workplace Systems, Inc.    001467   $  3,110.55 $155.53  $  209.22  $  3,475.00

COLLATERAL LOCATION:
34 COMMERCE WAY                                                             GRAND TOTALS $121,192.10 $630,53  $3,295.43  $125,118.06
WOBURN, MA 01801
------------------------------------------------------------------------------------------------------------------------------------

                              PROMISSORY NOTE NO. 7

$1,049,533.81                                                    August 26, 1999

ANTIGENICS, LLC ("you") promise to pay to the order of FINOVA CAPITAL CORPORATION ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC. ("we," "us" or "FINOVA") the principal amount of One Million Forty-Nine Thousand Five Hundred Thirty-Three and 81/100 Dollars ($l.049.533.81), together with interest on the unpaid principal balance at the interest rate per annum and on the dates and as otherwise provided in the "Master Agreement" and "Schedule" referred to below.

If the interest rate charged would exceed the maximum legal rate, you will only have to pay the maximum legal rate. You do not have to pay any excess interest over and above the maximum legal rate of interest. However, if it later becomes legal for you to pay all or part of any excess interest, you will then pay it to us upon our request.

You will make all payments in US Dollars at our offices at 10 Waterside Drive, Farrnington, Connecticut 06032-3065, or to another address that we request in writing. All payments will be made in immediately available funds.

This Note is secured by a Master Loan and Security Agreement dated November 19, 1998 (the "Master Agreement"), between you and FINOVA, and by the Collateral and other collateral listed in the attached Schedule (the "Schedule"), dated the same date as this Note. This Note may be accelerated by us upon a payment default or upon another default under the Master Agreement.

TIME IS OF THE ESSENCE.

If you do not make a payment when it is due, you will also pay us a late charge often (10%) of the amount past due. Your interest rate will be increased by 4% per annum, over and above your regular interest rate if payment is not made at the scheduled or accelerated Maturity of this Note. You will also pay all of our costs of collection, including our reasonable attorney's fees and expenses. If we accelerate this Note, you will also owe a prepayment premium, as set forth in Exhibit A to the Master Agreement.

You waive diligence, presentment, formalities of demand, protest or notice of nonpayment or dishonor or any other notice as to this Note.

THIS NOTE IS GOVERNED BY THE SUBSTANTIVE LAWS (AND NOT THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ARIZONA, THE STATE IN WHICH OUR OFFICE IS LOCATED IN WHICH FINAL APPROVAL OF THE TERMS AND CONDITIONS OF THIS NOTE OCCURRED AND FROM WHICH THE ORDER TO PAY THE LOAN FUNDS WAS MADE. YOU CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF ARIZONA. YOU WAIVE TRIAL BY JURY.

You represent to us that the proceeds of the loan evidenced by this Note are being used to finance (or refinance) your purchase of the Collateral described in the Schedule, and that the Collateral will only be used for business purposes.

ANTIGENICS, LLC.                             ATTEST:

                                             [SEAL]

By /s/  Garo Armen
   -------------------------------------

Name Garo Armen
     -----------------------------------

Title CEO
      ----------------------------------

Date  8/20/99                                /s/ Jeffrey Rona
     -----------------------------------     -----------------------------------
                                             [Assistant] Secretary




FTF Promissory Note & Schedule

                                SCHEDULE NO. 7 TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020

Schedule No. 7, dated August 26, 1999, (this "Schedule") to MASTER LOAN AND SECURITY AGREEMENT dated as of November 19. 1998 (the "Master Agreement") between ANTIGENICS, L.L.C., a Delaware limited liability corporation with its executive office and principal place of business at 630 Fifth Avenue, Suite 2170, New York, New York 1011l ("you"), and FINOVA CAPITAL CORPORATION,
ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC., a Delaware corporation with an office at 10 Waterside Drive, Farmington, Connecticut 06032-3065 ("we," "us", or "FINOVA").

1. OBLIGATION TO PAY. You are presently borrowing One Million, Forty-Nine Thousand, Five Hundred Thirty-Three and 81/100 Dollars ($1,049,533.81) from us. This borrowing is evidenced by your promissory note dated the same date as this
Schedule in the amount of $1,049,533.81 (the "Note") to which this Schedule is attached.

2. PAYMENTS (SUBJECT TO ADJUSTMENT IN PARAGRAPH 3). You will repay the Loan, together with interest at the interest rate, in forty-three (43) consecutive monthly payments of principal and interest as follows: forty-two (42) monthly payments each in the amount of $29,255.75, followed by one (1) final monthly payment in the amount of $104,953.38 (the "Final Payment"). These payments will be adjusted two business days prior to the date we make the Loan to you as set forth in Paragraph 3.

The first monthly payment of principal and interest will be due on the thirtieth
(30th) day of the month that we make the Loan to you. The remaining payments will continue on the same day in each and every month thereafter through and including the date upon which the Final Payment is scheduled to be due (the "Maturity Date"). Any remaining amount that you owe us is due on the "Maturity Date."

If the date we make the Loan to you is not the thirtieth (30th) or the thirty-first (31st) day of the month, you will pay, on the thirtieth (30th) day of the month in which we make the Loan to you (in the case of making the Loan the 30th), interest only, at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the same month.

If the date we make the Loan to you is the thirty-first (3lSt), you will pay interest at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the next following month.

3. INTEREST: INDEXING. The interest rate in your payments shown above is calculated at your regular rate of 9.20% per annum plus an "Index Rate," of 4.41%. The Index Rate means the highest yield, as published in THE WALL STREET JOURNAL of three-year United States Treasury Notes. Two-business days prior to the date we make the Loan to you. we will read THE WALL

STREET JOURNAL to determine the final Index Rate. If the Index Rate is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. We will increase or decrease the payments set forth above in Paragraph 2 to reflect any increase or decrease in the Index Rate. We will give you notice of any increase as soon as we can. You will pay the increased payments unless we have made an obvious mistake in our calculations. Interest is calculated in advance using a 360-day year of twelve 30-day months.

4. PURPOSE OF LOAN: SECURITY INTEREST. You are making this borrowing to finance (or refinance) your purchase of the collateral described in the attached Schedule A to this Schedule, which you and we refer to as the "Collateral." You grant us a security interest in the Collateral, as well as any additions, omissions, substitutions and proceeds of the Collateral. You also grant us a security interest in any leases and rentals of the Collateral. This security interest secures the Note. It also secures the full and timely payment and performance of all of your other obligations to us and to FINOVA Capital Corporation under the Master Agreement and any other agreement, loan or lease that you may have with us.

5. COLLATERAL ACCEPTANCE DATE. The Collateral shall be delivered, installed and accepted no later than December 31, 1999.

6. TERMS OF MASTER AGREEMENT. The terms of the Master Agreement are made a part of this Schedule as if repeated in this Schedule. Any declaration of default under the Master Agreement is a default under this Schedule and permits us to exercise all remedies provided by the Master Agreement.



ANTIGENICS, L.L.C.                           ATTEST:


By /s/ Garo Armen
   ---------------------------
                                             /s/ Jeffrey Rona
Name Garo Armen                              -----------------------------------
     -------------------------               [Assistant] Secretary

Title CEO
      ------------------------

Date 8/20/99
     -------------------------

                                   SCHEDULE A
                                       TO
                                 SCHEDULE NO. 7
                                       TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020
  ANTIGENICS L.L.C. (BORROWER) AND FINOVA CAPITAL CORPORATION, AS ASSIGNEE OF
                    FINOVA TECHNOLOGY FINANCE, INC. (LENDER)



------------------------------------------------------------------------------------------------------------------------------------
THE COLLATERAL CONSISTS OF THE FOLLOWING:

  COLLATERAL DESCRIPTION               SERIAL NO.            VENDOR                INVOICE NO.    COST     TAX   FREIGHT GRAND TOTAL
  ----------------------               ----------            ------                -----------    ----     ---   ------- -----------
  (2) Lab Incubators with (2)             28924-09073,
  Gas-Guards and (2) Inner DR.            28989-09111  Form Scientific, Inc.        2823250  $  6,773.08 $0.00 $  322.57 $  7,095.65
  Lock (100) (S) PC 10x19x8 Cage
  Hi-T, (100) (S) Wire Bar Lid
  10x19 Rat, (100) (S) Cardholder,                     Allentown Caging Equipment
  Horizontal Hang.                                N/A  Co., Inc.                      22163  $  4,410.00 $0.00 $  105.95 $  4,515.95
  (1) Portable Air Purifier, Model
  FU-1224                                        9998  Laminaire Corporation         18722A  $  2,090.00 $0.00 $    0.00 $  2,090.00
                                   Optima #98U385;
                                   Rotor #MFA98M68;
                                   Avanti #JJY99D08,
                                   JLY98K10, JLY98K14,
                                   JLY99B01, JLY99D10,
                                   JLY99D12, JLY99D13,
                                   JLY99D14;
  Ultra Centrifuge includes: (1)   F/A RTR w/Biosafe
  Optima LE-80K, UL/CSA, 60HZ, (1) Lid #97V1460,
  HEPA Optima Filter, (1) TY-45TI  97V1561; Rotor
  Rotor Assembly, (1) Tube Kit,    #99U2069; F/A
  (8) Avanti J-20, (2) JA-25.50    Rotor w/Biosafe
  F/A RTR w/Biosafe Lid, (1)       Lid #99U986; Rotor
  JLA-10.500 Rotor Assembly, (1)   Assembly #98U385;
  JLA-16.250 RTR w/Biosafe Lid,    Rotor Ay #99U3955,
  (1) JLA 8.1000 Rotor Assembly,   99U3958, 99U3960,
  (1) SW-28 Rotor iPackage, (6)    99U3961, 99U3962,
  JA-17 Rotor Ay. (1) SAS S90 CR   99U3963             Beckman Coulter           383826FT01  $232,127.77 $0.00 $1,905.98 $234,033.75
  Microbial Air Sampler with NiMH
  Battery Charger                           97/D25547  Bioscience International,
                                                       Inc.                         99-1140  $  4,950.00 $0.00 $   28.00 $  4,978.00
  (1) Filtering Fume Hood                         N/A  Captairlabx, Inc.               3540  $  9,604.50 $0.00 $    0.00 $  9,604.50
  (2) Refrig, Gen, Solr VWR 115V                       VWR Scientific Products
  29CF                                            N/A  Corporation                   900263  $  4,442.96 $0.00 $    0.00 $  4,442.96


------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE A
                                       TO
                                 SCHEDULE NO. 7
                                       TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020
ANTIGENICS L.L.C(BORROWER) AND FINOVA CAPITAL CORPORATION, AS ASSIGNEE OFF INOVA
                        TECHNOLOGY FINANCE, INC.(LENDER)


------------------------------------------------------------------------------------------------------------------------------------
  SPEC PROJECT:

                             Shooshanian Process
                             Engineering &
  Plant Steam           N/A  Construction, Inc.       981700010      $   27,181.00  $0.00     $0.00         $   27,181.00
                                                      98170004,
                                                      981700010,
                             Shooshanian Process      981700011,
                             Engineering &            981700014,
  RODI System N/A       N/A  Construction, Inc.       981700015      $   75,482.00  $0.00     $    0.00     $   75,482.00
                             Shooshanian Process
                             Engineering &            98170007,
  Air Handlers N/A      N/A  Construction, Inc.       981700014,     $  340,896.00  $0.00     $    0.00     $  340,896.00
                                                      98170007,
                                                      981700010,
                             Shooshanian Process      981700011,
                             Engineering &            981730012,
  Cabinetry, shelving   N/A  Construction, Inc.       981700014      $  243,414.00  $0.00     $    0.00     $  243,414.00
                             Shooshanian Process
                             Engineering &
  Power Generator       N/A  Construction, Inc.       981700014      $   95,800.00  $0.00     $    0.00     $   95,800.00


  Collateral Location:
  34 Commerce Way                                     GRAND TOTALS   $1,047,171.31  $0.00     $2,362.50     $1,049,533.81
  Woburn, MA 01801
------------------------------------------------------------------------------------------------------------------------------------

                              PROMISSORY NOTE NO. 8

$244,383.80                                                      August 26, 1999

ANTIGENICS, LLC ("you") promise to pay to the order of FINOVA CAPITAL CORPORATION ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC. ("we," "us" or "FINOVA") the principal amount of Two Hundred Twenty-Four Thousand, Three Hundred Eighty-Three and 80/100 Dollars ($224,383.80), together with interest on the unpaid principal balance at the interest rate per annum and on the dates and as otherwise provided in the "Master Agreement" and "Schedule" referred to below.

If the interest rate charged would exceed the maximum legal rate, you will only have to pay the maximum legal rate. You do not have to pay any excess interest over and above the maximum legal rate of interest. However, if it later becomes legal for you to pay all or part of any excess interest, you will then pay it to us upon our request.

You will make all payments in US Dollars at our offices at 10 Waterside Drive, Farmington, Connecticut 06032-3065, or to another address that we request in writing. All payments will be made in immediately available funds.

This Note is secured by a Master Loan and Security Agreement dated November 19, 1998 (the "Master Agreement"), between you and FINOVA, and by the Collateral and other collateral listed in the attached Schedule (the "Schedule"), dated the same date as this Note. This Note may be accelerated by us upon a payment default or upon another default under the Master Agreement.

TIME IS OF THE ESSENCE.

If you do not make a payment when it is due, you will also pay us a late charge often (10%) of the amount past due. Your interest rate will be increased by 4% per annum, over and above your regular interest rate if payment is not made at the scheduled or accelerated Maturity of this Note. You will also pay all of our costs of collection, including our reasonable attorney's fees and expenses. If we accelerate this Note, you will also owe a prepayment premium, as set forth in Exhibit A to the Master Agreement.

You waive diligence, presentment, formalities of demand, protest or notice of nonpayment or dishonor or any other notice as to this Note.

THIS NOTE IS GOVERNED BY THE SUBSTANTIVE LAWS (AND NOT THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ARIZONA, THE STATE IN WHICH OUR OFFICE IS LOCATED IN WHICH FINAL APPROVAL OF THE TERMS AND CONDITIONS OF THIS NOTE OCCURRED AND FROM WHICH THE ORDER TO PAY THE LOAN FUNDS WAS MADE. YOU CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF ARIZONA. YOU WAIVE TRIAL BY JURY

You represent to us that the proceeds of the loan evidenced by this Note are being used to finance (or refinance) your purchase of the Collateral described in the Schedule, and that the Collateral will only be used for business purposes.

ANTIGENICS, LLC.                             ATTEST:

                                             [SEAL]

By /s/  Garo Armen
   -------------------------------------

Name Garo Armen
     -----------------------------------

Title CEO
      ----------------------------------

Date 8/20/99                                /s/ Jeffrey Rona
     -----------------------------------     -----------------------------------
                                             [Assistant] Secretary



FTF Promissory Note & Schedule

                                SCHEDULE NO. 8 TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020

Schedule No. 8, dated August 26, 1999, (this "Schedule") to MASTER LOAN AND SECURITY AGREEMENT dated as of November 19, 1998 (the "Master Agreement") between ANTIGENICS, L.L.C.. a Delaware limited liability corporation with its executive office and principal place of business at 630 Fifth Avenue, Suite 2170, New York, New York 10111 ("you"), and FINOVA CAPITAL CORPORATION, ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC., a Delaware corporation with an office at 10 Waterside Drive, Farmington, Connecticut 06032-3065 ("we,' "us" or "FINOVA").

1. OBLIGATION TO PAY. You are presently borrowing Two Hundred Twenty-Four Thousand, Three Hundred Eighty-Three and 80/100 Dollars ($224,383.80) from us. This borrowing is evidenced by your promissory note dated the same date as this
Schedule in the amount of $224.383.80 (the "Note") to which this Schedule is attached.

2. PAYMENTS (SUBJECT TO ADJUSTMENT IN PARAGRAPH 3). You will repay the Loan, together with interest at the interest rate, in forty-three (43) consecutive monthly payments of principal and interest as follows: forty-two (42) monthly payments each in the amount of $6,254.70, followed by one (1) final monthly payment in the amount of $22,438.38 (the "Final Payment"). These payments will be adjusted two business days prior to the date we make the Loan to you as set forth in Paragraph 3.

The first monthly payment of principal and interest will be due on the thirtieth
(30th) day of the month that we make the Loan to you. The remaining payments will continue on the same day in each and every month thereafter through and including the date upon which the Final Payment is scheduled to be due (the "Maturity Date"). Any remaining amount that you owe us is due on the "Maturity Date."

If the date we make the Loan to you is not the thirtieth (30th) or the thirty-first (31st) day of the month, you will pay, on the thirtieth (30th) day of the month in which we make the Loan to you (in the case of making the Loan the 30th), interest only, at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the same month.

If the date we make the Loan to you is the thirty-first (3lst), you wilt pay interest at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the next following month.

3. INTEREST: INDEXING. The interest rate in your payments shown above is calculated at your regular rate of 9.20% per annum plus an "Index Rate," of 4.41%. The Index Rate means the highest yield, as published in THE WALL STREET JOURNAL of three-year United States Treasury Notes. Two-business days prior to the date we make the Loan to you, we will read THE WALL

STREET JOURNAL to determine the final Index Rate. If the Index Rate is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. We will increase or decrease the payments set forth above in Paragraph 2 to reflect any increase or decrease in the Index Rate. We will give you notice of any increase as soon as we can. You will pay the increased payments unless we have made an obvious mistake in our calculations. Interest is calculated in advance using a 360-day year of twelve 30-day months.

4. PURPOSE OF LOAN: SECURITY INTEREST. You are making this borrowing to finance (or refinance) your purchase of the collateral described in the attached Schedule A to this Schedule, which you and we refer to as the "Collateral." You grant us a security interest in the Collateral, as well as any additions, omissions, substitutions and proceeds of the Collateral. You also grant us a security interest in any leases and rentals of the Collateral, This security interest secures the Note. It also secures the full and timely payment and performance of all of your other obligations to us and to FINOVA Capital Corporation under the Master Agreement and any other agreement, loan or lease that you may have with us.

5. COLLATERAL ACCEPTANCE DATE. The Collateral shall be delivered, installed and accepted no later than December 31, 1999.

6. TERMS OF MASTER AGREEMENT. The terms of the Master Agreement are made a part of this Schedule as if repeated in this Schedule. Any declaration of default under the Master Agreement is a default under this Schedule and permits us to exercise all remedies provided by the Master Agreement.



ANTIGENICS, L.L.C.                           ATTEST:


By /s/ Garo Armen
   ---------------------------
                                             /s/ Jeffrey Rona
Name Garo Armen                              -----------------------------------
     -------------------------               [Assistant] Secretary

Title CEO
      ------------------------

Date 8/20/99
     -------------------------

                                   SCHEDULE A
                                       TO
                                 SCHEDULE NO. 8
                                       TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020

  ANTIGENICS L.L.C. (BORROWER) AND FINOVA CAPITAL CORPORATION, AS ASSIGNEE OF
                    FINOVA TECHNOLOGY FINANCE, INC. (LENDER)


------------------------------------------------------------------------------------------------------------------------------------
THE COLLATERAL CONSISTS OF THE FOLLOWING:

  COLLATERAL DESCRIPTION               SERIAL NO.        VENDOR           INVOICE NO.      COST       TAX     FREIGHT
  ----------------------               ----------        ------           -----------      ----       ---     -------

  Various Office Furniture                  N/A   Workplace Systems, Inc.     001686   $  3,108.68  $109.87  $  84.19
  (5) 98-Unit Mouse Cage, (400)
  Grommets, (100) (S) M-Barrier Top
  10x19 Hi-T, (100) (S) PC 10x19x8
  Cage Hi-T, (100) (S) Wire Bar Lid
  10x19 Rat, (200) (S) PC 7xllx5
  Cage Hi-Temp, (200) (S) Wire Bar
  Lid 7xll Sheet Metal, (100) (S)                 Allentown Caging
  Cardholder, Horizontal Hang. (6)          N/A   Equipment Co., Inc.          22420   $ 42,500.00  $  0.00  $  592.00
  Ventilated Units (1) Washer-Super         N/A   Lab Products Inc.           052607   $ 59,745.00  $  0.00  $1,386.00
  Drying-Pro, (2) Sanitary Valves,
  (1) Validation Monitor, (1)            Washer
  Resistivimeter, (2) Flowmeters.     #82100009   Lancer USA Inc.              15489   $104,646.00  $  0.00  $    0.00
  (1) Clean Air Hoods                       N/A   The Baker Company             9248   $  6,664.49  $  0.00  $  330.00
  (1) Microfuge 18 W/Rotor 120V
  50/60HZ                              MFA99F16   Beckman Coulter         383826FT07   $  1,672.71  $ 83.64  $   51.22


  COLLATERAL LOCATION:
  34 COMMERCE WAY                                                         GRAND TOTALS $218,246.88  $193.51  $3,500.00
  WOBURN, MA 01801
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------
 TRAINING      GRAND TOTAL
 --------      -----------

 $    0.00     $  3,212.74







 $    0.00     $ 43,092.00
 $    0.00     $ 61,131.00


 $3,500.00     $108,146.00
 $    0.00     $  6,994.49

 $    0.00     $  1,807.57



 $3,500.00     $224,383.80
------------------------------------

                             PROMISSORY NOTE NO. 9

$132,324.64                                                   September 30, 1999

ANTIGENICS, L.L.C. ("you") promise to pay to the order of FINOVA CAPITAL CORPORATION ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC. ("we," "us" or "FINOVA") the principal amount of One Hundred Thirty-Two Thousand, Three Hundred Twenty-Four and 64/100 Dollars ($132,324.64), together with interest on the unpaid principal balance at the interest rate per annum and on the dates and as otherwise provided in the "Master Agreement" and "Schedule" referred to below.

If the interest rate charged would exceed the maximum legal rate, you will only have to pay the maximum legal rate. You do not have to pay any excess interest over and above the maximum legal rate of interest. However, if it later becomes legal for you to pay all or part of any excess interest, you will then pay it to us upon our request.

You will make all payments in US Dollars at our offices at 10 Waterside Drive, Farmington, Connecticut 06032-3065, or to another address that we request in writing. All payments will be made in immediately available funds.

This Note is secured by a Master Loan and Security Agreement dated November 19, 1998 (the "Master Agreement"), between you and FINOVA, and by the Collateral and other collateral listed in the attached Schedule (the "Schedule"), dated the same date as this Note. This Note may be accelerated by us upon a payment default or upon another default under the Master Agreement.

TIME IS OF THE ESSENCE.

If you do not make a payment when it is due, you will also pay us a late charge often (10%) of the amount past due. Your interest rate will be increased by 4% per annum, over and above your regular interest rate if payment is not made at the scheduled or accelerated Maturity of this Note. You will also pay all of our costs of collection, including our reasonable attorney's fees and expenses. If we accelerate this Note, you will also owe a prepayment premium, as set forth in Exhibit A to the Master Agreement.

You waive diligence, presentment, formalities of demand, protest or notice of nonpayment or dishonor or any other notice as to this Note.

THIS NOTE IS GOVERNED BY THE SUBSTANTIVE LAWS (AND NOT THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ARIZONA, THE STATE IN WHICH OUR OFFICE IS LOCATED IN WHICH FINAL APPROVAL OF THE TERMS AND CONDITIONS OF THIS NOTE OCCURRED AND FROM WHICH THE ORDER TO PAY THE LOAN FUNDS WAS MADE. YOU CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF ARIZONA. YOU WAIVE TRIAL BY JURY.

You represent to us that the proceeds of the loan evidenced by this Note are being used to finance (or refinance) your purchase of the Collateral described in the Schedule, and that the Collateral will only be used for business purposes.



ANTIGENICS, L.L.C.                           ATTEST:


By /s/ Garo Armen
   ---------------------------
Name Garo Armen
     -------------------------
Title CEO
      ------------------------
Date 9/29/99                                 /s/ Jeffrey Rona
     -------------------------               -----------------------------------
                                             [Assistant] Secretary




FTF Promissory Note & Schedule(9)

                                SCHEDULE NO. 9 TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020

Schedule No. 9, dated September 30, 1999, (this "Schedule") to MASTER LOAN AND SECURITY AGREEMENT dated as of November 19, 1998 (the "Master Agreement") between ANTIGENICS, L.L.C., a Delaware limited liability corporation with its executive office and principal place of business at 630 Fifth Avenue, New York, New York 10111 ("you"), and FINOVA CAPITAL CORPORATION, ASSIGNEE OF FINOVA TECHNOLOGY FINANCE, INC., a Delaware corporation with an office at 10 Waterside Drive, Farmington, Connecticut 06032-3065 ("we," "us", or "FINOVA").

1. OBLIGATION TO PAY. You are presently borrowing One Hundred Thirty-Two Thousand, Three Hundred Twenty-Four and 64/100 Dollars ($132,324.64) from us. This borrowing is evidenced by your promissory note dated the same date as this
Schedule in the amount of $132,324.64 (the "Note") to which this Schedule is attached.

2. PAYMENTS (SUBJECT TO ADJUSTMENT IN PARAGRAPH 3). You will repay the Loan, together with interest at the interest rate, in forty-three (43) consecutive monthly payments of principal and interest as follows: forty-two (42) monthly payments each in the amount of $3,688.55, followed by one (1) final monthly payment in the amount of $13,232.46 (the "Final Payment"). These payments will be adjusted two business days prior to the date we make the Loan to you as set forth in Paragraph 3.

The first monthly payment of principal and interest will be due on the thirtieth
(30th) day of the month that we make the Loan to you. The remaining payments will continue on the same day in each and every month thereafter through and including the date upon which the Final Payment is scheduled to be due (the "Maturity Date"). Any remaining amount that you owe us is due on the "Maturity Date."

If the date we make the Loan to you is not the thirtieth (30th) or the thirty-first (31st) day of the month, you will pay, on the thirtieth (30th) day of the month in which we make the Loan to you (in the case of making the Loan the 30th), interest only, at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the same month.

If the date we make the Loan to you is the thirty-first (3lst), you will pay interest at the interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the next following month.

3. INTEREST: INDEXING. The interest rate in your payments shown above is calculated at your regular rate of 9.20% per annum plus an "Index Rate," of 4.41%. The Index Rate means the highest yield, as published in THE WALL STREET JOURNAL of three-year United States Treasury Notes. Two-business days prior to the date we make the Loan to you, we will read THE WALL

STREET JOURNAL to determine the final Index Rate. If the Index Rate is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. We will increase or decrease the payments set forth above in Paragraph 2 to reflect any increase or decrease in the Index Rate. We will give you notice of any increase as soon as we can. You will pay the increased payments unless we have made an obvious mistake in our calculations. Interest is calculated in advance using a 360-day year of twelve 30-day months.

4. PURPOSE OF LOAN: SECURITY INTEREST. You are making this borrowing to finance (or refinance) your purchase of the collateral described in the attached Schedule A to this Schedule, which you and we refer to as the "Collateral." You grant us a security interest in the Collateral, as well as any additions, omissions, substitutions and proceeds of the Collateral. You also grant us a security interest in any leases and rentals of the Collateral. This security interest secures the Note. It also secures the full and timely payment and performance of all of your other obligations to us under the Master Agreement and any other agreement, loan or lease that you may have with us.

5. COLLATERAL ACCEPTANCE DATE. The Collateral shall be delivered, installed and accepted no later than December 31, 1999.

6. TERMS OF MASTER AGREEMENT. The terms of the Master Agreement are made a part of this Schedule as if repeated in this Schedule. Any declaration of default under the Master Agreement is a default under this Schedule and permits us to exercise all remedies provided by the Master Agreement.



ANTIGENICS, L.L.C.                           ATTEST:


By /s/ Garo Armen
   ---------------------------
                                             /s/ Jeffrey Rona
Name Garo Armen                              -----------------------------------
     -------------------------               [Assistant] Secretary

Title CEO
      ------------------------

Date 8/20/99
     -------------------------

                                   SCHEDULE A
                                       TO
                                 SCHEDULE NO. 9
                                       TO
                  MASTER LOAN AND SECURITY AGREEMENT NO. S7020
  ANTIGENICS L.L.C. (BORROWER) AND FINOVA CAPITAL CORPORATION, AS ASSIGNEE OF
                    FINOVA TECHNOLOGY FINANCE, INC. (LENDER)

------------------------------------------------------------------------------------------------------------------------------------
THE COLLATERAL CONSISTS OF THE FOLLOWING:

QTY  COLLATERAL DESCRIPTION   SERIAL NO.     VENDOR              INVOICE NO.        COST         TAX      FREIGHT   GRAND TOTAL
---  ----------------------   ----------     ------              -----------        ----         ---      -------   -----------
1    Bio Safety Cabinet         N/A          The Baker Company      8862        $ 49,129.35     $0.00      $0.00    $ 49,129.35
1    Bio Safety Cabinet         N/A          The Baker Company      8900        $ 42,074.24     $0.00      $0.00    $ 42,074.24
1    Bio Safety Cabinet         N/A          The Baker Company      8860        $ 41,121.05     $0.00      $0.00    $ 41,121.05

COLLATERAL LOCATION:
34 COMMERCE WAY                                                  GRAND TOTALS   $132,324.64     $0.00      $0.00    $132,324.64
WOBURN, MA 01801
------------------------------------------------------------------------------------------------------------------------------------


                                  Page 1 of 1